EXHIBIT 99

Term Sheets

CMBS New Issue Term Sheet

$893,342,689 (Approximate)

Banc of America Commercial Mortgage Inc.

Commercial Mortgage Pass-Through Certificates
Series 2003-1
Offered Classes A-1, A-2, B and C Certificates

Bank of America, N.A.

Mortgage Loan Seller

Bank of America, N.A.

Master Servicer

Midland Loan Services, Inc.

Special Servicer

March 2003

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Sole Lead Manager and Bookrunner

Banc of America Securities LLC

Deutsche Bank Securities

Goldman, Sachs & Co.

Morgan Stanley

TABLE OF CONTENTS

Transaction Structure

Structure Overview	3

Structure Schematic	4

Transaction Terms	5

Contact Information	8

Mortgage Pool Characteristics

General Characteristics	9

Property Type	10

Property Location	11

Cut-off Date Balance	12

Mortgage Rate	13

Underwriting Debt Service Coverage Ratio	13

Cut-off Date Loan-to-Value Ratio	14

Maturity Date Loan-to-Value Ratio	14

Original Term to Maturity	15

Remaining Term to Maturity	15

Original Amortization Term	16

Remaining Stated Amortization Term	16

Seasoning	17

Year of Maturity	17

Prepayment Provision Summary	18

Prepayment Provision Based on Outstanding Principal Balance	18

Ten Largest Mortgage Loans	19

Emerald Square Mall	20

Sotheby’s Building	24

1020 Holcombe Blvd	28

Lakewood City Commons	32

Venice Crossroads	36

Rogue Valley Mall	40

International Center IV	44

Montour Church Place at The Pointe Shopping Center	47

Huntington Oaks Shopping Center	50

Ashby Crossing Apartments	53

Additional Mortgage Loan Information	56

(This Page Intentionally Left Blank)

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-1

Structure Overview

OFFERED CERTIFICATES

	Expected		Approx.
	Ratings		% of	Approx.	Weighted	Principal	Assumed
		Certificate	Initial	Credit	Average	Window	Final
Class	S&P/Fitch	Balance(1)	Pool Balance(1)	Support	Life (yrs)(2)	(mos)(2)	Distribution Date(2)

Class A-1	AAA/AAA	$339,344,651.00	32.858%	18.125%	5.90	1-105	01/11/2012

Class A-2	AAA/AAA	$506,232,605.00	49.017%	18.125%	9.53	105-119	03/11/2013

Class B	AA/AA	$34,855,857.00	3.375%	14.750%	9.92	119-119	03/11/2013

Class C	AA-/AA-	$12,909,576.00	1.250%	13.500%	9.92	119-119	03/11/2013

[Additional columns below]

[Continued from above table, first column(s) repeated]

Class	Rate Type

Class A-1	Fixed

Class A-2	Fixed

Class B	Fixed

Class C	Fixed

NON-OFFERED CERTIFICATES

	Expected		Approx.
	Ratings		% of	Approx.	Weighted	Principal
		Certificate	Initial	Credit	Average	Window
Class	S&P/Fitch	Balance(1)	Pool Balance(1)	Support	Life (yrs)(2)	(mos)(2)

Class D	(Not Offered)	$24,528,195.00	2.375%	11.125%	(Not Offered)	(Not Offered)

Class E	(Not Offered)	$11,618,619.00	1.125%	10.000%	(Not Offered)	(Not Offered)

Class F	(Not Offered)	$11,618,619.00	1.125%	8.875%	(Not Offered)	(Not Offered)

Class G	(Not Offered)	$11,618,619.00	1.125%	7.750%	(Not Offered)	(Not Offered)

Class H	(Not Offered)	$10,327,661.00	1.000%	6.750%	(Not Offered)	(Not Offered)

Class J	(Not Offered)	$21,946,280.00	2.125%	4.625%	(Not Offered)	(Not Offered)

Class K	(Not Offered)	$7,745,746.00	0.750%	3.875%	(Not Offered)	(Not Offered)

Class L	(Not Offered)	$6,454,788.00	0.625%	3.250%	(Not Offered)	(Not Offered)

Class M	(Not Offered)	$6,454,788.00	0.625%	2.625%	(Not Offered)	(Not Offered)

Class N	(Not Offered)	$5,163,831.00	0.500%	2.125%	(Not Offered)	(Not Offered)

Class O	(Not Offered)	$3,872,872.00	0.375%	1.750%	(Not Offered)	(Not Offered)

Class P	(Not Offered)	$18,073,408.00	1.750%	0.000%	(Not Offered)	(Not Offered)

Class XC	(Not Offered)	TBD(5)	N/A	N/A	(Not Offered)	N/A

Class XP-1	(Not Offered)	TBD(5)	N/A	N/A	(Not Offered)	N/A

Class XP-2	(Not Offered)	TBD(5)	N/A	N/A	(Not Offered)	N/A

[Additional columns below]

[Continued from above table, first column(s) repeated]

Assumed
Final
Class	Distribution Date(2)	Rate Type

Class D	(Not Offered)	Fixed(3)

Class E	(Not Offered)	Fixed(3)

Class F	(Not Offered)	Fixed(3)

Class G	(Not Offered)	Fixed(3)

Class H	(Not Offered)	WAC(4)

Class J	(Not Offered)	Fixed(3)

Class K	(Not Offered)	Fixed(3)

Class L	(Not Offered)	Fixed(3)

Class M	(Not Offered)	Fixed(3)

Class N	(Not Offered)	Fixed(3)

Class O	(Not Offered)	Fixed(3)

Class P	(Not Offered)	Fixed(3)

Class XC	(Not Offered)	Variable Rate(5)

Class XP-1	(Not Offered)	Variable Rate(5)

Class XP-2	(Not Offered)	Variable Rate(5)

(1)	Subject to a variance of plus or minus 5%.

(2)	As of the Cut-off Date, the Weighted Average Life, Principal Window and Assumed Final Distribution Date were calculated assuming no prepayments will be made on the Mortgage Loans prior to their related maturity dates and the other assumptions set forth under “Yield and Maturity Considerations — Yield Considerations” in the prospectus supplement.

(3)	The Pass-Through Rates for the Class D, Class E, Class F, Class G, Class J, Class K, Class L, Class M, Class N, Class O and Class P Certificates for any Distribution Date will not exceed the Weighted Average Net Mortgage Rate for such date.

(4)	The Pass-Through Rate for any Class H Certificate on any Distribution Date is the Weighted Average Net Mortgage Rate for such date.

(5)	The Class XC, Class XP-1 and Class XP-2 Certificates will not have a certificate balance and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of the Class XC, Class XP-1 and Class XP-2 Certificates as described in the prospectus supplement.

NOTES

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-1

Structure Schematic*

* Classes are not drawn to scale.

NOTES

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-1

Transaction Terms

NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE MEANINGS ASCRIBED TO THEM IN THE PROSPECTUS SUPPLEMENT DATED MARCH 2003.

Issue Type	Sequential pay REMIC. Class A-1 and A-2 Certificates (together, the “Class A Certificates”), Class B and Class C Certificates (together with the Class A Certificates, the “Offered Certificates”) are offered publicly.

Cut-off Date	All Mortgage Loan characteristics are based on balances as of the Cut-off Date, April 1, 2003.

Mortgage Pool	The Mortgage Pool consists of 112 Mortgage Loans (the “Mortgage Loans”) with an aggregate balance as of the Cut-off Date of $1,032,766,116 (the “Initial Pool Balance”), subject to a variance of plus or minus 5%. The Mortgage Loans are secured by 127 properties (the “Mortgaged Properties”) located throughout 32 states.

Depositor	Banc of America Commercial Mortgage Inc.

Mortgage Loan Seller	Bank of America, N.A.

Underwriters	Banc of America Securities LLC is acting as lead manager and bookrunner with respect to all Classes of Offered Certificates. Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated are acting as co-managers.

Trustee	LaSalle Bank National Association.

Fiscal Agent	ABN AMRO Bank N.V.

Master Servicer	Bank of America, N.A.

Special Servicer	Midland Loan Services, Inc.

Rating Agencies	Standard and Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., (“S&P”) and Fitch Ratings (“Fitch”).

Denominations	$10,000 minimum for Class A Certificates and $100,000 minimum for all other Offered Certificates.

Settlement Date	On or about April [ ], 2003.

Settlement Terms	Book-entry through DTC for all Offered Certificates.

Distribution Date	The 11th day of each month, or if such 11th day is not a business day, the next succeeding business day, commencing with respect to the Offered Certificates in May 2003.

Determination Date	For any Distribution Date, the fifth business day prior to the related Distribution Date.

Interest Distributions	Each Class of Offered Certificates will be entitled on each Distribution Date to interest accrued at its Pass-Through Rate for such Distribution Date on the outstanding Certificate Balance of such Class during the prior calendar month. Interest will be distributed on each Distribution Date in sequential order of class designations with the Class A-1, Class A-2,

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-1

Transaction Terms

Class XC, Class XP-1 and Class XP-2 Certificates ranking pari passu in entitlement to interest.

Principal Distributions	Principal will be distributed on each Distribution Date to the Class of Sequential Pay Certificates outstanding with the earliest alphabetical/numerical Class designation until its Certificate Balance is reduced to zero. If, due to losses, the Certificate Balances of the Class B through Class P Certificates are reduced to zero, payments of principal to the Class A-1 and Class A-2 Certificates will be made on a pro rata basis.

Losses	To be applied first to Class P, then to the next most subordinate Class of Sequential Pay Certificates, etc.

Prepayment Premiums	The manner in which any prepayment premiums received during a particular Collection Period will be allocated to one or more of the Classes of Offered Certificates is described in the “Description of the Certificates — Distributions — Distributions of Prepayment Premiums” in the prospectus supplement.

Advances	Subject to certain limitations, including, but not limited to, a recoverability determination, the Master Servicer will be required to advance certain principal, interest and other expenses. In the event that the Master Servicer fails to make such advances, the Trustee will be required to do so. In the event that the Trustee fails to make such advances, the Fiscal Agent will be required to do so.

Appraisal Reductions	Following the occurrence of: (1) any Mortgage Loan or Whole Loan becoming a Modified Mortgage Loan; (2) any Monthly Payment with respect to any Mortgage Loan or Whole Loan remains unpaid for 60 days past the Due Date for such payment; (3) the passage of 60 days after the Special Servicer receives notice that the mortgagor under such Mortgage Loan or Whole Loan becomes the subject of bankruptcy, insolvency or similar proceedings, which remain undischarged and undismissed; (4) the passage of 60 days after the Special Servicer receives notice that a receiver or similar official is appointed with respect to the related Mortgaged Property; or (5) the related Mortgaged Property becoming an REO Property, the Special Servicer will obtain an appraisal on the property. Advances of delinquent interest on the most subordinate class will be reduced to the extent of the interest on the Appraisal Reduction Amount. The Appraisal Reduction Amount will generally be equal to the difference between (a) the scheduled balance of the Mortgage Loan plus any unpaid advances outstanding and other amounts payable with respect thereto and (b) an amount equal to 90% of the appraised value of the Mortgaged Property.

Optional Termination	The Master Servicer, the Special Servicer, and certain Certificateholders will have the option to terminate the trust, in whole but not in part, and purchase the remaining assets of the Trust on or after the Distribution Date on which the Stated Principal Balance of the Mortgage Loans then outstanding is less than 1% of the initial aggregate pool balance (including the ES Subordinate Components and SB Subordinate Components). Such purchase price will generally be at a price equal to the unpaid aggregate principal balance of the Mortgage Loans (or fair market value in the case of REO Properties), plus accrued and unpaid interest and certain other additional trust fund expenses.

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-1

Transaction Terms

Controlling Class	The most subordinate Class of Sequential Pay Certificates with an outstanding Certificate Balance at least equal to 25% of its initial Certificate Balance (or, if no such Class satisfies such criteria, the Class of Sequential Pay Certificates with the then largest outstanding Class principal balance).

ERISA	The Offered Certificates are expected to be ERISA eligible.

SMMEA	The Offered Certificates are not expected to be “mortgage-related securities” for the purposes of SMMEA.

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-1

Contact Information

Banc of America Securities LLC	Deutsche Bank Securities
Bill Hale	Scott Waynebern
(704) 388-1597 (Phone)	(212) 469-5149 (Phone)
(704) 388-9677 (Fax)	(212) 469-2740 (Fax)
bill.e.hale@bankofamerica.com	scott.waynebern@db.com

Geordie Walker	Stephen Schwartz
(704) 388-1597 (Phone)	(212) 469-5149 (Phone)
(704) 388-9677 (Fax)	(212) 469-2740 (Fax)
geordie.r.walker@bankofamerica.com	stephen.r.schwartz@db.com

Chuck Mather
(704) 388-1597 (Phone)
(704) 388-9677 (Fax)
charles.mather@bankofamerica.com

Goldman, Sachs & Co.	Morgan Stanley
Rolf Edwards	Kara McShane
(212) 902-5637 (Phone)	(212) 761-2164 (Phone)
(212) 346-3594 (Fax)	(212) 761-0712 (Fax)
rolf.edwards@gs.com	kara.mcshane@morganstanley.com

Scott Wisenbaker	Bob Karner
(212) 902-2858 (Phone)	(212) 761-1605 (Phone)
(212) 346-3594 (Fax)	(212) 761-0712 (Fax)
scott.wisenbaker@gs.com	robert.karner@morganstanley.com

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-1

Mortgage Pool Characteristics As of the Cut-off Date*

GENERAL CHARACTERISTICS

Number of Mortgage Loans	112

Number of Mortgaged Properties	127

Aggregate Balance of all Mortgage Loans	$1,032,766,116

Number of Mortgage Loans with Balloon Payments (excluding Mortgage Loans that are interest only for the full period of the loan)	109

Aggregate Balance of Mortgage Loans with Balloon Payments (excluding Mortgage Loans that are interest only for the full period of the loan)	$1,002,527,766

Number of Mortgage Loans that are interest only for the full period of the loan	3

Aggregate Balance of Mortgage Loans that are interest only for the full period of the loan	$30,238,350

Minimum balance	$1,192,688

Maximum balance	$103,950,000

Average balance	$9,221,126

Number of Crossed Loan Pools	1

Maximum balance for a group of cross-collateralized and cross-defaulted Mortgage Loans	$4,789,325

Weighted average LTV Ratio(1)	68.0%

Maximum LTV Ratio	82.1%

Minimum LTV Ratio	33.0%

Weighted average DSCR(1)	1.68x

Maximum DSCR	4.11x

Minimum DSCR	1.20x

Weighted average LTV at Maturity(2)	58.7%

Range of Mortgage Loan interest rates	4.750%-8.015%

Weighted average Mortgage Loan interest rate	6.155%

Range of remaining term to Maturity (months)	50 - 125

Weighted average remaining term to Maturity (months)	108

(1)	For purposes of calculating the Underwritten DSCRs for Mortgage Loans Nos. 55842 and 55798 (such Loan Numbers are set forth in Annex A to the preliminary prospectus supplement) (the “LOC Loans”), the amount available under certain letters of credit securing such Mortgage Loans was deducted from the applicable principal balance for purposes of debt service. For purposes of calculating the LTV Ratios for the LOC Loans, the principal balances of the Mortgage Loans were reduced by the amount of such letters of credit. Please note that such letters of credit may be released if actual net cash flow exceeds certain performance thresholds.

(2)	For loan numbers 56967 and 57081, the Maturity Date LTV is calculated using only the Maturity Balance of the senior components.

*	The Cut-off Date Balances of 2 Mortgage Loans, Loan Nos. 56967 and 57081 (such Loan Numbers are set forth in Annex A to the preliminary prospectus supplement) have been calculated based upon each such Mortgage Loan having been divided into a senior component and one or more subordinate components, and the related Cut-off Date Balance reflects only the outstanding principal balance of the related senior component as of the Cut-off Date. Each LTV Ratio and DSCR calculated in this term sheet, except as may be otherwise noted herein, was calculated based only upon the senior component of any Mortgage Loan that was so divided. Accordingly, such ratios would be lower (in the case of debt service coverage) and higher (in the case of loan-to-value ratios) if the related subordinate components were included.

One mortgage loan, Loan No. 56783 is evidenced by three senior pari passu promissory notes and one subordinate note. The debt service coverage ratios and loan-to-value ratios were calculated based upon the aggregate principal balance of the three senior notes, excluding the principal balance of the related subordinate note. The weighting of debt service coverage ratios and loan-to-value ratios was based solely upon the senior note included in the trust. Accordingly, such ratios would be lower (in the case of debt service coverage) and higher (in the case of loan-to-value ratios) if the related subordinate note were included. Furthermore, the underwritten debt service coverage ratio for the Wellbridge Mortgage Loan was calculated taking into account the total cash flow from the related mortgaged property. Had the underwritten debt service coverage ratio been calculated based only on the loan payments due under the master lease, the DSCR for the Wellbridge Mortgage loan would be 3.69x.

In addition with respect to Loan Nos. 56967, 57081 and 56783 the calculations referenced in the above chart were based upon an assumed interest rate and debt service and are accordingly subject to change.

The sum of aggregate percentage calculations may not equal 100% due to rounding. DSCR was calculated based on net cash flow unless otherwise noted in this term sheet.

NOTES

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-1

Mortgage Pool Characteristics As of the Cut-off Date*

PROPERTY TYPE

				Weighted			Weighted
	Number of	Aggregate	% of	Average		Min/Max	Average	Min/Max
	Mortgaged	Cut-off Date	Initial Pool	Underwriting		Underwriting	Cut-off Date	Cut-off Date
Property Types	Properties	Balance	Balance	DSCR		DSCR	LTV Ratio	LTV Ratio

Retail	41	$398,750,050	38.6%	1.71	x	1.20x/2.68x	67.8%	48.1%/82.1%

Anchored	31	362,510,851	35.1	1.75	x	1.20x/2.68x	67.2%	48.1%/82.1%

Shadow Anchored	8	27,748,886	2.7	1.30	x	1.25x/1.36x	75.2%	70.7%/79.5%

Unanchored	2	8,490,313	0.8	1.39	x	1.30x/1.48x	67.1%	62.8%/71.1%

Multifamily	42	297,493,146	28.8	1.43	x	1.20x/2.02x	76.1%	57.1%/80.0%

Office	12	228,823,101	22.2	1.70	x	1.26x/2.47x	61.9%	50.1%/79.8%

Industrial	5	47,893,491	4.6	1.65	x	1.42x/1.84x	65.4%	59.4%/74.6%

Other	15	25,500,000	2.5	4.11	x	4.11x/4.11x	33.0%	33.0%/33.0%

Self-Storage	6	20,883,548	2.0	1.52	x	1.33x/1.66x	66.4%	55.4%/73.2%

Mfd. Housing Comm.	6	13,422,780	1.3	1.41	x	1.30x/1.55x	76.8%	74.8%/79.8%

Total/Wtd Avg	127	$1,032,766,116	100.0%	1.68	x	1.20x/4.11x	68.0%	33.0%/82.1%

[Additional columns below]

[Continued from above table, first column(s) repeated]

Weighted
Average
Mortgage
Property Types	Rate

Retail	6.407%

Anchored	6.320%

Shadow Anchored	7.422%

Unanchored	6.818%

Multifamily	5.910%

Office	5.952%

Industrial	5.979%

Other	7.527%

Self-Storage	5.987%

Mfd. Housing Comm.	5.875%

Total/Wtd Avg	6.155%

*	The sum of aggregate percentage calculations may not equal 100% due to rounding. DSCR was calculated based on net cash flow unless otherwise noted in this term sheet.

The Cut-off Date Balances of 2 Mortgage Loans, Loan Nos. 56967 and 57081 (such Loan Numbers are to be set forth in Annex A to the preliminary prospectus supplement) have been calculated based upon each such Mortgage Loan having been divided into a senior component and one or more subordinate components, and the related Cut-off Date Balance reflects only the outstanding principal balance of the related senior component as of the Cut-off Date. Each LTV Ratio and DSCR calculated in this term sheet, except as may be otherwise noted herein, was calculated based only upon the senior component of any Mortgage Loan that was so divided. Accordingly, such ratios would be lower (in the case of debt service coverage) and higher (in the case of loan-to-value ratios) if the related subordinate components were included.

One mortgage loan, Loan No. 56783 is evidenced by three senior pari passu promissory notes and one subordinate note. The debt service coverage ratios and loan-to-value ratios were calculated based upon the aggregate principal balance of the three senior notes, excluding the principal balance of the related subordinate note. The weighting of debt service coverage ratios and loan-to-value ratios was based solely upon the senior note included in the trust. Accordingly, such ratios would be lower (in the case of debt service coverage) and higher (in the case of loan-to-value ratios) if the related subordinate note were included. Furthermore, the underwritten debt service coverage ratio for the Wellbridge Mortgage Loan was calculated taking into account the total cash flow from the related mortgaged property. Had the underwritten debt service coverage ratio been calculated based only on the loan payments due under the master lease, the DSCR for the Wellbridge Mortgage loan would be 3.69x.

In addition with respect to Loan Nos. 56967, 57081 and 56783 the calculations referenced in the above chart were based upon an assumed interest rate and debt service and are accordingly subject to change.

For purposes of calculating the Underwritten DSCRs for Mortgage Loans Nos. 55842 and 55798 (such Loan Numbers are set forth in Annex A to the preliminary prospectus supplement) (the “LOC Loans”), the amount available under certain letters of credit securing such Mortgage Loans was deducted from the applicable principal balance for purposes of debt service calculations. For purposes of calculating the LTV Ratios for the LOC Loans, the principal balances of the Mortgage Loans were reduced by the amount of such letters of credit. Please note that such letters of credit may be released if actual net cash flow exceeds certain performance thresholds.

NOTES

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-1

Mortgage Pool Characteristics As of the Cut-off Date*

Other States: 28.4% of Initial Pool Balance.

PROPERTY LOCATION

				Weighted		Weighted	Weighted
	Number of	Aggregate		Average		Average	Average
	Mortgaged	Cut-off Date	% of Initial	Underwriting		Cut-off Date	Mortgage
States	Properties	Balance	Pool Balance	DSCR		LTV Ratio	Rate

New York	4	$129,843,261	12.6%	1.92	x	55.5%	5.529%

California	19	122,371,779	11.8	1.42	x	70.7%	6.317%

Northern(1)	4	17,634,731	1.7	1.43	x	68.6%	6.533%

Southern(1)	15	104,737,048	10.1	1.42	x	71.1%	6.281%

Texas	13	120,434,653	11.7	1.34	x	72.9%	6.697%

Massachusetts	3	120,254,549	11.6	2.54	x	50.9%	5.073%

Florida	12	73,101,759	7.1	1.46	x	75.2%	6.128%

Pennsylvania	2	47,259,104	4.6	1.40	x	77.0%	6.633%

Oregon	3	35,325,469	3.4	1.60	x	68.0%	7.354%

Colorado	1	32,784,785	3.2	1.23	x	79.9%	7.145%

Virginia	2	29,024,786	2.8	1.45	x	79.2%	5.838%

North Carolina	10	28,910,482	2.8	1.41	x	70.7%	6.532%

Others	58	293,455,489	28.4	1.67	x	71.4%	6.256%

Total/Wtd Avg	127	$1,032,766,116	100.0%	1.68	x	68.0%	6.155%

(1)	For purposes of determining whether a Mortgaged Property is located in Northern California or Southern California, Mortgaged Properties located north of San Luis Obispo County, Kern County and San Bernardino County were included in Northern California and Mortgaged Properties located in and south of such counties were included in Southern California.

-	The Mortgaged Properties are located throughout 32 states.

*	The sum of aggregate percentage calculations may not equal 100% due to rounding. DSCR was calculated based on net cash flow unless otherwise noted in this term sheet.

The Cut-off Date Balances of 2 Mortgage Loans, Loan Nos. 56967 and 57081 (such Loan Numbers are to be set forth in Annex A to the preliminary prospectus supplement) have been calculated based upon each such Mortgage Loan having been divided into a senior component and one or more subordinate components, and the related Cut-off Date Balance reflects only the outstanding principal balance of the related senior component as of the Cut-off Date. Each LTV Ratio and DSCR calculated in this term sheet, except as may be otherwise noted herein, was calculated based only upon the senior component of any Mortgage Loan that was so divided. Accordingly, such ratios would be lower (in the case of debt service coverage) and higher (in the case of loan-to-value ratios) if the related subordinate components were included.

One mortgage loan, Loan No. 56783 is evidenced by three senior pari passu promissory notes and one subordinate note. The debt service coverage ratios and loan-to-value ratios were calculated based upon the aggregate principal balance of the three senior notes, excluding the principal balance of the related subordinate note. The weighting of debt service coverage ratios and loan-to-value ratios was based solely upon the senior note included in the trust. Accordingly, such ratios would be lower (in the case of debt service coverage) and higher (in the case of loan-to-value ratios) if the related subordinate note were included. Furthermore, the underwritten debt service coverage ratio for the Wellbridge Mortgage Loan was calculated taking into account the total cash flow from the related mortgaged property. Had the underwritten debt service coverage ratio been calculated based only on the loan payments due under the master lease, the DSCR for the Wellbridge Mortgage loan would be 3.69x.

In addition with respect to Loan Nos. 56967, 57081 and 56783 the calculations referenced in the above chart were based upon an assumed interest rate and debt service and are accordingly subject to change.

For purposes of calculating the Underwritten DSCRs for Mortgage Loans Nos. 55842 and 55798 (such Loan Numbers are set forth in Annex A to the preliminary prospectus supplement) (the “LOC Loans”), the amount available under certain letters of credit securing such Mortgage Loans was deducted from the applicable principal balance for purposes of debt service calculations. For purposes of calculating the LTV Ratios for the LOC Loans, the principal balances of the Mortgage Loans were reduced by the amount of such letters of credit. Please note that such letters of credit may be released if actual net cash flow exceeds certain performance thresholds.

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-1

Mortgage Pool Characteristics As of the Cut-off Date*

CUT-OFF DATE BALANCE

				Weighted	Weighted	Weighted
	Number of	Aggregate	% of	Average	Average	Average
	Mortgage	Cut-off Date	Initial Pool	Underwriting	Cut-off Date	Mortgage
Range of Cut-off Date Balances	Loans	Balance	Balance	DSCR	LTV Ratio	Rate

$1,192,688 – $1,999,999	18	$28,208,095	2.7%	1.39x	73.0%	6.490%

$2,000,000 – $2,999,999	18	45,013,419	4.4	1.37x	74.7%	6.197%

$3,000,000 – $3,999,999	13	44,639,945	4.3	1.38x	75.6%	6.217%

$4,000,000 – $4,999,999	13	56,754,366	5.5	1.38x	72.4%	6.498%

$5,000,000 – $7,499,999	17	107,780,903	10.4	1.51x	72.4%	6.220%

$7,500,000 – $9,999,999	7	60,172,797	5.8	1.39x	73.3%	6.449%

$10,000,000 – $14,999,999	9	113,823,298	11.0	1.47x	72.7%	5.956%

$15,000,000 – $19,999,999	4	71,093,180	6.9	1.51x	76.7%	5.996%

$20,000,000 – $29,999,999	8	204,386,340	19.8	1.74x	67.8%	6.941%

$30,000,000 – $103,950,000	5	300,893,773	29.1	2.05x	58.2%	5.542%

Total/Wtd Avg	112	$1,032,766,116	100.0%	1.68x	68.0%	6.155%

-	The average Cut-off Date Balance is $9,221,126.

-	The Cut-off Date Balance of the ten largest Mortgage Loans represent 42.2% of the Initial Pool Balance and the Cut-off Date Balance of the five largest Mortgage Loans represent 29.1% of the Initial Pool Balance.

*	The sum of aggregate percentage calculations may not equal 100% due to rounding. DSCR was calculated based on net cash flow unless otherwise noted in this term sheet.

The Cut-off Date Balances of 2 Mortgage Loans, Loan Nos. 56967 and 57081 (such Loan Numbers are set forth in Annex A to the preliminary prospectus supplement) have been calculated based upon each such Mortgage Loan having been divided into a senior component and one or more subordinate components, and the related Cut-off Date Balance reflects only the outstanding principal balance of the related senior component as of the Cut-off Date. Each LTV Ratio and DSCR calculated in this collateral term sheet, except as may be otherwise noted herein, was calculated based only upon the senior component of any Mortgage Loan that was so divided. Accordingly, such ratios would be lower (in the case of debt service coverage) and higher (in the case of loan-to-value ratios) if the related subordinate components were included.

One mortgage loan, Loan No. 56783 is evidenced by three senior pari passu promissory notes and one subordinate note. The debt service coverage ratios and loan-to-value ratios were calculated based upon the aggregate principal balance of the three senior notes, excluding the principal balance of the related subordinate note. The weighting of debt service coverage ratios and loan-to-value ratios was based solely upon the senior note included in the trust. Accordingly, such ratios would be lower (in the case of debt service coverage) and higher (in the case of loan-to-value ratios) if the related subordinate note were included. Furthermore, the underwritten debt service coverage ratio for the Wellbridge Mortgage Loan was calculated taking into account the total cash flow from the related mortgaged property. Had the underwritten debt service coverage ratio been calculated based only on the loan payments due under the master lease, the DSCR for the Wellbridge Mortgage loan would be 3.69x.

In addition with respect to Loan Nos. 56967, 57081 and 56783 the calculations referenced in the above chart were based upon an assumed interest rate and debt service and are accordingly subject to change.

For purposes of calculating the Underwritten DSCRs for Mortgage Loans Nos. 55842 and 55798 (such Loan Numbers are set forth in Annex A to the preliminary prospectus supplement) (the “LOC Loans”), the amount available under certain letters of credit securing such Mortgage Loans was deducted from the applicable principal balance for purposes of debt service calculations. For purposes of calculating the LTV Ratios for the LOC Loans, the principal balances of the Mortgage Loans were reduced by the amount of such letters of credit. Please note that such letters of credit may be released if actual net cash flow exceeds certain performance thresholds.

NOTES

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-1

Mortgage Pool Characteristics As of the Cut-off Date*

MORTGAGE RATE

				Weighted	Weighted	Weighted
	Number of	Aggregate	% of	Average	Average	Average
	Mortgage	Cut-off Date	Initial Pool	Underwriting	Cut-off Date	Mortgage
Range of Mortgage Rates	Loans	Balance	Balance	DSCR	LTV Ratio	Rate

4.750% – 6.499%	71	$691,989,741	67.0%	1.75x	66.6%	5.642%

6.500% – 6.999%	14	81,203,699	7.9	1.39x	72.5%	6.740%

7.000% – 7.249%	11	138,292,308	13.4	1.27x	75.5%	7.104%

7.250% – 7.499%	3	15,217,218	1.5	1.28x	75.8%	7.318%

7.500% – 7.749%	9	69,802,603	6.8	2.30x	59.3%	7.553%

7.750% – 7.999%	3	34,372,798	3.3	1.57x	68.8%	7.842%

8.000% – 8.015%	1	1,887,749	0.2	1.36x	70.7%	8.015%

Total/Wtd Avg	112	$1,032,766,116	100.0%	1.68x	68.0%	6.155%

- The weighted average Mortgage Rate is 6.155%.

UNDERWRITING DEBT SERVICE COVERAGE RATIO

				Weighted	Weighted	Weighted
	Number of	Aggregate	% of	Average	Average	Average
	Mortgage	Cut-off Date	Initial Pool	Underwriting	Cut-off Date	Mortgage
Range of Underwriting DSCRs	Loans	Balance	Balance	DSCR	LTV Ratio	Rate

1.20x – 1.24x	7	$68,062,883	6.6%	1.22x	79.6%	7.070%

1.25x – 1.29x	21	166,171,208	16.1	1.26x	74.3%	7.030%

1.30x – 1.34x	14	88,665,078	8.6	1.31x	75.9%	6.628%

1.35x – 1.39x	16	117,451,706	11.4	1.36x	76.8%	6.213%

1.40x – 1.49x	28	175,000,673	16.9	1.43x	75.1%	5.771%

1.50x – 1.59x	13	85,529,935	8.3	1.55x	72.7%	5.807%

1.60x – 1.69x	4	41,644,664	4.0	1.63x	65.4%	7.187%

1.70x – 1.79x	2	18,188,690	1.8	1.74x	60.5%	6.347%

1.80x – 1.89x	1	11,980,030	1.2	1.84x	63.1%	6.000%

2.00x – 2.99x	5	234,571,249	22.7	2.35x	50.8%	5.138%

3.00x – 4.11x	1	25,500,000	2.5	4.11x	33.0%	7.527%

Total/Wtd Avg	112	$1,032,766,116	100.0%	1.68x	68.0%	6.155%

- The weighted average Debt Service Coverage Ratio is 1.68x.

*	The sum of aggregate percentage calculations may not equal 100% due to rounding. DSCR was calculated based on net cash flow unless otherwise noted in this term sheet.

The Cut-off Date Balances of 2 Mortgage Loans, Loan Nos. 56967 and 57081 (such Loan Numbers are set forth in Annex A to the preliminary prospectus supplement) have been calculated based upon each such Mortgage Loan having been divided into a senior component and one or more subordinate components, and the related Cut-off Date Balance reflects only the outstanding principal balance of the related senior component as of the Cut-off Date. Each LTV Ratio and DSCR calculated in this term sheet, except as may be otherwise noted herein, was calculated based only upon the senior component of any Mortgage Loan that was so divided. Accordingly, such ratios would be lower (in the case of debt service coverage) and higher (in the case of loan-to-value ratios) if the related subordinate components were included.

One mortgage loan, Loan No. 56783 is evidenced by three senior pari passu promissory notes and one subordinate note. The debt service coverage ratios and loan-to-value ratios were calculated based upon the aggregate principal balance of the three senior notes, excluding the principal balance of the related subordinate note. The weighting of debt service coverage ratios and loan-to-value ratios was based solely upon the senior note included in the trust. Accordingly, such ratios would be lower (in the case of debt service coverage) and higher (in the case of loan-to-value ratios) if the related subordinate note were included. Furthermore, the underwritten debt service coverage ratio for the Wellbridge Mortgage Loan was calculated taking into account the total cash flow from the related mortgaged property. Had the underwritten debt service coverage ratio been calculated based only on the loan payments due under the master lease, the DSCR for the Wellbridge Mortgage loan would be 3.69x.

In addition with respect to Loan Nos. 56967, 57081 and 56783 the calculations referenced in the above chart were based upon an assumed interest rate and debt service and are accordingly subject to change.

For purposes of calculating the Underwritten DSCRs for Mortgage Loans Nos. 55842 and 55798 (such Loan Numbers are set forth in Annex A to the preliminary prospectus supplement) (the “LOC Loans”), the amount available under certain letters of credit securing such Mortgage Loans was deducted from the applicable principal balance for purposes of debt service calculations. For purposes of calculating the LTV Ratios for the LOC Loans, the principal balances of the Mortgage Loans were reduced by the amount of such letters of credit. Please note that such letters of credit may be released if actual net cash flow exceeds certain performance thresholds.

NOTES

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-1

Mortgage Pool Characteristics As of the Cut-off Date*

CUT-OFF DATE LOAN-TO-VALUE RATIO

				Weighted	Weighted	Weighted
	Number of	Aggregate	% of	Average	Average	Average
	Mortgage	Cut-off Date	Initial Pool	Underwriting	Cut-off Date	Mortgage
Range of Cut-off Date LTV Ratios	Loans	Balance	Balance	DSCR	LTV Ratio	Rate

33.0% - 49.9%	2	$129,450,000	12.5%	2.96x	45.2%	5.490%

50.0% - 59.9%	7	134,413,272	13.0	2.04x	51.7%	5.493%

60.0% - 64.9%	6	62,913,234	6.1	1.50x	63.0%	6.601%

65.0% - 69.9%	14	94,160,694	9.1	1.62x	68.0%	6.195%

70.0% - 74.9%	30	192,626,633	18.7	1.37x	73.1%	6.509%

75.0% - 79.9%	45	331,561,081	32.1	1.35x	78.3%	6.353%

80.0% - 82.1%	8	87,641,202	8.5	1.32x	80.2%	6.267%

Total/Wtd Avg	112	$1,032,766,116	100.0%	1.68x	68.0%	6.155%

- The weighted average Cut-off Date LTV Ratio is 68.0%.

MATURITY DATE LOAN-TO-VALUE RATIO

				Weighted	Weighted	Weighted
	Number of	Aggregate	% of	Average	Average	Average
Range of Maturity Date	Mortgage	Cut-off Date	Initial Pool	Underwriting	Maturity Date	Mortgage
LTV Ratios	Loans	Balance	Balance	DSCR	LTV Ratio	Rate

28.6% - 49.9%	8	$260,707,928	25.2%	2.47x	39.8%	5.463%

50.0% - 59.9%	22	130,837,401	12.7	1.51x	55.6%	6.400%

60.0% - 64.9%	30	209,214,017	20.3	1.44x	63.1%	6.278%

65.0% - 69.9%	34	263,390,563	25.5	1.40x	67.1%	6.321%

70.0% - 74.8%	18	168,616,207	16.3	1.30x	72.0%	6.626%

Total/Wtd Avg	112	$1,032,766,116	100.0%	1.68x	58.7%	6.155%

-	The weighted average Maturity Date LTV Ratio is 58.7%.

*	The sum of aggregate percentage calculations may not equal 100% due to rounding. DSCR was calculated based on net cash flow unless otherwise noted in this term sheet.

The Cut-off Date Balances of 2 Mortgage Loans, Loan Nos. 56967 and 57081 (such Loan Numbers are set forth in Annex A to the preliminary prospectus supplement) have been calculated based upon each such Mortgage Loan having been divided into a senior component and one or more subordinate components, and the related Cut-off Date Balance reflects only the outstanding principal balance of the related senior component as of the Cut-off Date. Each LTV Ratio and DSCR calculated in this term sheet, except as may be otherwise noted herein, was calculated based only upon the senior component of any Mortgage Loan that was so divided. Accordingly, such ratios would be lower (in the case of debt service coverage) and higher (in the case of loan-to-value ratios) if the related subordinate components were included.

One mortgage loan, Loan No. 56783 is evidenced by three senior pari passu promissory notes and one subordinate note. The debt service coverage ratios and loan-to-value ratios were calculated based upon the aggregate principal balance of the three senior notes, excluding the principal balance of the related subordinate note. The weighting of debt service coverage ratios and loan-to-value ratios was based solely upon the senior note included in the trust. Accordingly, such ratios would be lower (in the case of debt service coverage) and higher (in the case of loan-to-value ratios) if the related subordinate note were included. Furthermore, the underwritten debt service coverage ratio for the Wellbridge Mortgage Loan was calculated taking into account the total cash flow from the related mortgaged property. Had the underwritten debt service coverage ratio been calculated based only on the loan payments due under the master lease, the DSCR for the Wellbridge Mortgage loan would be 3.69x.

In addition with respect to Loan Nos. 56967, 57081 and 56783 the calculations referenced in the above chart were based upon an assumed interest rate and debt service and are accordingly subject to change.

For purposes of calculating the Underwritten DSCRs for Mortgage Loans Nos. 55842 and 55798 (such Loan Numbers are set forth in Annex A to the preliminary prospectus supplement) (the “LOC Loans”), the amount available under certain letters of credit securing such Mortgage Loans was deducted from the applicable principal balance for purposes of debt service calculations. For purposes of calculating the LTV Ratios for the LOC Loans, the principal balances of the Mortgage Loans were reduced by the amount of such letters of credit. Please note that such letters of credit may be released if actual net cash flow exceeds certain performance thresholds.

NOTES

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-1

Mortgage Pool Characteristics As of the Cut-off Date*

ORIGINAL TERM TO MATURITY

				Weighted	Weighted	Weighted
	Number of	Aggregate	% of	Average	Average	Average
Range of Original Terms	Mortgage	Cut-off Date	Initial Pool	Underwriting	Cut-off Date	Mortgage
to Maturity (months)	Loans	Balance	Balance	DSCR	LTV Ratio	Rate

60 - 83	11	$39,106,918	3.8%	1.43x	74.0%	5.543%

84 - 99	9	120,355,029	11.7	1.44x	76.7%	6.048%

100 - 120	90	826,019,383	80.0	1.75x	65.8%	6.166%

121 - 126	2	47,284,785	4.6	1.27x	79.4%	6.742%

Total/Wtd Avg	112	$1,032,766,116	100.0%	1.68x	68.0%	6.155%

-	The weighted average original term to maturity is 114 months.

REMAINING TERM TO MATURITY

				Weighted	Weighted	Weighted
	Number of	Aggregate	% of	Average	Average	Average
Range of Remaining Terms	Mortgage	Cut-off Date	Initial Pool	Underwriting	Cut-off Date	Mortgage
to Maturity (months)	Loans	Balance	Balance	DSCR	LTV Ratio	Rate

50 - 59	11	$39,106,918	3.8%	1.43x	74.0%	5.543%

60 - 79	6	82,406,033	8.0	1.31x	79.9%	6.462%

80 - 99	5	93,181,351	9.0	1.57x	67.0%	6.568%

100 - 109	12	68,546,356	6.6	1.26x	74.2%	7.353%

110 - 119	77	735,025,457	71.2	1.79x	65.7%	5.996%

120 - 125	1	14,500,000	1.4	1.38x	78.4%	5.830%

Total/Wtd Avg	112	$1,032,766,116	100.0%	1.68x	68.0%	6.155%

-	The weighted average remaining term to maturity is 108 months.

*	The sum of aggregate percentage calculations may not equal 100% due to rounding. DSCR was calculated based on net cash flow unless otherwise noted in this term sheet.

The Cut-off Date Balances of 2 Mortgage Loans, Loan Nos. 56967 and 57081 (such Loan Numbers are set forth in Annex A to the preliminary prospectus supplement) have been calculated based upon each such Mortgage Loan having been divided into a senior component and one or more subordinate components, and the related Cut-off Date Balance reflects only the outstanding principal balance of the related senior component as of the Cut-off Date. Each LTV Ratio and DSCR calculated in this term sheet, except as may be otherwise noted herein, was calculated based only upon the senior component of any Mortgage Loan that was so divided. Accordingly, such ratios would be lower (in the case of debt service coverage) and higher (in the case of loan-to-value ratios) if the related subordinate components were included.

One mortgage loan, Loan No. 56783 is evidenced by three senior pari passu promissory notes and one subordinate note. The debt service coverage ratios and loan-to-value ratios were calculated based upon the aggregate principal balance of the three senior notes, excluding the principal balance of the related subordinate note. The weighting of debt service coverage ratios and loan-to-value ratios was based solely upon the senior note included in the trust. Accordingly, such ratios would be lower (in the case of debt service coverage) and higher (in the case of loan-to-value ratios) if the related subordinate note were included. Furthermore, the underwritten debt service coverage ratio for the Wellbridge Mortgage Loan was calculated taking into account the total cash flow from the related mortgaged property. Had the underwritten debt service coverage ratio been calculated based only on the loan payments due under the master lease, the DSCR for the Wellbridge Mortgage loan would be 3.69x.

In addition with respect to Loan Nos. 56967, 57081 and 56783 the calculations referenced in the above chart were based upon an assumed interest rate and debt service and are accordingly subject to change.

For purposes of calculating the Underwritten DSCRs for Mortgage Loans Nos. 55842 and 55798 (such Loan Numbers are set forth in Annex A to the preliminary prospectus supplement) (the “LOC Loans”), the amount available under certain letters of credit securing such Mortgage Loans was deducted from the applicable principal balance for purposes of debt service calculations. For purposes of calculating the LTV Ratios for the LOC Loans, the principal balances of the Mortgage Loans were reduced by the amount of such letters of credit. Please note that such letters of credit may be released if actual net cash flow exceeds certain performance thresholds.

NOTES

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-1

Mortgage Pool Characteristics As of the Cut-off Date*

ORIGINAL AMORTIZATION TERM

				Weighted	Weighted	Weighted
	Number of	Aggregate	% of	Average	Average	Average
Range of Original Amortization	Mortgage	Cut-off Date	Initial Pool	Underwriting	Cut-off Date	Mortgage
Terms (months)(1)	Loans	Balance	Balance	DSCR	LTV Ratio	Rate

Interest only loans	3	$30,238,350	2.9%	2.15x	61.9%	5.096%

240 - 299	3	19,521,097	1.9	1.30x	69.5%	6.167%

300 - 359	28	259,079,995	25.1	1.66x	65.8%	5.932%

360	78	723,926,674	70.1	1.67x	69.0%	6.279%

Total/Wtd Avg	112	$1,032,766,116	100.0%	1.68x	68.0%	6.155%

(1)	For Mortgage Loans which accrue interest on the basis of actual days elapsed during each calendar month and a 360-day year, the amortization term is the term in which the Mortgage Loan would amortize if interest paid on the basis of a 30-day month and a 360-day year. The actual amortization term would be longer.

- The weighted average original amortization term is 344 months for the amortizing mortgage loans.

REMAINING STATED AMORTIZATION TERM

				Weighted	Weighted	Weighted
	Number of	Aggregate	% of	Average	Average	Average
Range of Remaining Stated	Mortgage	Cut-off Date	Initial Pool	Underwriting	Cut-off Date	Mortgage
Amortization Terms (months)(1)	Loans	Balance	Balance	DSCR	LTV Ratio	Rate

Interest only loans	3	$30,238,350	2.9%	2.15x	61.9%	5.096%

230 - 249	2	8,181,097	0.8	1.28x	68.7%	6.330%

250 - 274	1	11,340,000	1.1	1.31x	70.0%	6.050%

275 - 299	19	73,476,554	7.1	1.46x	70.8%	6.334%

300 - 324	6	167,907,899	16.3	1.76x	62.2%	5.748%

325 - 349	10	93,018,018	9.0	1.41x	73.1%	7.350%

350 - 360	71	648,604,198	62.8	1.70x	68.7%	6.118%

Total/Wtd Avg	112	$1,032,766,116	100.0%	1.68x	68.0%	6.155%

(1)	For Mortgage Loans which accrue interest on the basis of actual days elapsed during each calendar month and a 360-day year, the remaining amortization term is the term in which the Mortgage Loan would amortize if interest paid on the basis of a 30-day month and a 360-day year. The actual remaining amortization term would be longer.

- The weighted average remaining amortization term is 340 months for the amortizing mortgage loans.

*	The sum of aggregate percentage calculations may not equal 100% due to rounding. DSCR was calculated based on net cash flow unless otherwise noted in this term sheet.

The Cut-off Date Balances of 2 Mortgage Loans, Loan Nos. 56967 and 57081 (such Loan Numbers are set forth in Annex A to the preliminary prospectus supplement) have been calculated based upon each such Mortgage Loan having been divided into a senior component and one or more subordinate components, and the related Cut-off Date Balance reflects only the outstanding principal balance of the related senior component as of the Cut-off Date. Each LTV Ratio and DSCR calculated in this term sheet, except as may be otherwise noted herein, was calculated based only upon the senior component of any Mortgage Loan that was so divided. Accordingly, such ratios would be lower (in the case of debt service coverage) and higher (in the case of loan-to-value ratios) if the related subordinate components were included.

One mortgage loan, Loan No. 56783 is evidenced by three senior pari passu promissory notes and one subordinate note. The debt service coverage ratios and loan-to-value ratios were calculated based upon the aggregate principal balance of the three senior notes, excluding the principal balance of the related subordinate note. The weighting of debt service coverage ratios and loan-to-value ratios was based solely upon the senior note included in the trust. Accordingly, such ratios would be lower (in the case of debt service coverage) and higher (in the case of loan-to-value ratios) if the related subordinate note were included. Furthermore, the underwritten debt service coverage ratio for the Wellbridge Mortgage Loan was calculated taking into account the total cash flow from the related mortgaged property. Had the underwritten debt service coverage ratio been calculated based only on the loan payments due under the master lease, the DSCR for the Wellbridge Mortgage loan would be 3.69x.

In addition with respect to Loan Nos. 56967, 57081 and 56783 the calculations referenced in the above chart were based upon an assumed interest rate and debt service and are accordingly subject to change.

For purposes of calculating the Underwritten DSCRs for Mortgage Loans Nos. 55842 and 55798 (such Loan Numbers are set forth in Annex A to the preliminary prospectus supplement) (the “LOC Loans”), the amount available under certain letters of credit securing such Mortgage Loans was deducted from the applicable principal balance for purposes of debt service calculations. For purposes of calculating the LTV Ratios for the LOC Loans, the principal balances of the Mortgage Loans were reduced by the amount of such letters of credit. Please note that such letters of credit may be released if actual net cash flow exceeds certain performance thresholds.

NOTES

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-1

Mortgage Pool Characteristics As of the Cut-off Date*

SEASONING

				Weighted		Weighted	Weighted
	Number of	Aggregate	% of	Average		Average	Average
Range of	Mortgage	Cut-off Date	Initial Pool	Underwriting		Cut-off Date	Mortgage
Seasoning (months)	Loans	Balance	Balance	DSCR		LTV Ratio	Rate

1 - 12	105	$917,393,112	88.8%	1.72	x	67.4%	6.008%

13 - 24	6	87,140,648	8.4	1.25	x	74.0%	7.162%

25 - 27	1	28,232,356	2.7	1.64	x	67.2%	7.850%

Total/Wtd Avg	112	$1,032,766,116	100.0%	1.68	x	68.0%	6.155%

- The weighted average seasoning is 6 months.

YEAR OF MATURITY

				Weighted		Weighted	Weighted
	Number of	Aggregate	% of	Average		Average	Average
	Mortgage	Cut-off Date	Initial Pool	Underwriting		Cut-off Date	Mortgage
Year of Maturity	Loans	Balance	Balance	DSCR		LTV Ratio	Rate

2007	3	$10,283,592	1.0%	1.30	x	75.0%	6.886%

2008	9	40,043,326	3.9	1.41	x	75.4%	5.603%

2009	5	71,186,033	6.9	1.32	x	79.9%	6.379%

2010	3	37,948,996	3.7	1.73	x	69.8%	5.149%

2011	4	68,287,356	6.6	1.42	x	66.8%	7.337%

2012	58	400,638,322	38.8	1.39	x	73.8%	6.664%

2013	30	404,378,491	39.2	2.10	x	59.2%	5.543%

Total/Wtd Avg	112	$1,032,766,116	100.0%	1.68	x	68.0%	6.155%

*	The sum of aggregate percentage calculations may not equal 100% due to rounding. DSCR was calculated based on net cash flow unless otherwise noted in this term sheet.

The Cut-off Date Balances of 2 Mortgage Loans, Loan Nos. 56967 and 57081 (such Loan Numbers are set forth in Annex A to the preliminary prospectus supplement) have been calculated based upon each such Mortgage Loan having been divided into a senior component and one or more subordinate components, and the related Cut-off Date Balance reflects only the outstanding principal balance of the related senior component as of the Cut-off Date. Each LTV Ratio and DSCR calculated in this term sheet, except as may be otherwise noted herein, was calculated based only upon the senior component of any Mortgage Loan that was so divided. Accordingly, such ratios would be lower (in the case of debt service coverage) and higher (in the case of loan-to-value ratios) if the related subordinate components were included.

One mortgage loan, Loan No. 56783 is evidenced by three senior pari passu promissory notes and one subordinate note. The debt service coverage ratios and loan-to-value ratios were calculated based upon the aggregate principal balance of the three senior notes, excluding the principal balance of the related subordinate note. The weighting of debt service coverage ratios and loan-to-value ratios was based solely upon the senior note included in the trust. Accordingly, such ratios would be lower (in the case of debt service coverage) and higher (in the case of loan-to-value ratios) if the related subordinate note were included. Furthermore, the underwritten debt service coverage ratio for the Wellbridge Mortgage Loan was calculated taking into account the total cash flow from the related mortgaged property. Had the underwritten debt service coverage ratio been calculated based only on the loan payments due under the master lease, the DSCR for the Wellbridge Mortgage loan would be 3.69x.

In addition with respect to Loan Nos. 56967, 57081 and 56783 the calculations referenced in the above chart were based upon an assumed interest rate and debt service and are accordingly subject to change.

For purposes of calculating the Underwritten DSCRs for Mortgage Loans Nos. 55842 and 55798 (such Loan Numbers are set forth in Annex A to the preliminary prospectus supplement) (the “LOC Loans”), the amount available under certain letters of credit securing such Mortgage Loans was deducted from the applicable principal balance for purposes of debt service calculations. For purposes of calculating the LTV Ratios for the LOC Loans, the principal balances of the Mortgage Loans were reduced by the amount of such letters of credit. Please note that such letters of credit may be released if actual net cash flow exceeds certain performance thresholds.

NOTES

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-1

Mortgage Pool Characteristics As of the Cut-off Date*

PREPAYMENT PROVISION SUMMARY

			% of	Weighted	Weighted	Weighted
	Number of	Aggregate	Initial	Average	Average	Average
	Mortgage	Cut-off Date	Pool	Underwriting	Cut-off Date	Mortgage
Prepayment Provisions	Loans	Balance	Balance	DSCR	LTV Ratio	Rate

Lockout/Defeasance/Open	107	$1,023,915,954	99.1%	1.68x	67.9%	6.150%

Lockout/Yield Maintenance/Open	5	8,850,162	0.9	1.38x	73.2%	6.792%

Total/Wtd Avg	112	$1,032,766,116	100.0%	1.68x	68.0%	6.155%

PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE

Prepayment Provisions(1)(2)	April-03	April-04	April-05	April-06	April-07	April-08

Lockout/Defeasance	100.00%	100.00%	100.00%	99.26%	98.33%	99.14%
Yield Maintenance	0.00%	0.00%	0.00%	0.34%	0.84%	0.86%
Open	0.00%	0.00%	0.00%	0.41%	0.83%	0.00%

Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

Total Beginning Balance (in millions)	$1,032.77	$1,023.17	$1,009.98	$995.75	$980.52	$928.39
Percent of Initial Pool Balance	100.00%	99.07%	97.79%	96.42%	94.94%	89.89%

Prepayment Provisions(1)(2)	April-09	April-10	April-11	April-12	April-13

Lockout/Defeasance	97.51%	99.03%	95.69%	89.30%	100.00%
Yield Maintenance	0.87%	0.97%	0.99%	0.62%	0.00%
Open	1.62%	0.00%	3.31%	10.08%	0.00%

Total	100.00%	100.00%	100.00%	100.00%	100.00%

Total Beginning Balance (in millions)	$901.66	$787.79	$742.02	$681.36	$12.36
Percent of Initial Pool Balance	87.31%	76.28%	71.85%	65.97%	1.20%

(1)	Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage Loans.

(2)	As of the Cut-off Date.

*	The sum of aggregate percentage calculations may not equal 100% due to rounding. DSCR was calculated based on net cash flow unless otherwise noted in this term sheet.

The Cut-off Date Balances of 2 Mortgage Loans, Loan Nos. 56967 and 57081 (such Loan Numbers are set forth in Annex A to the preliminary prospectus supplement) have been calculated based upon each such Mortgage Loan having been divided into a senior component and one or more subordinate components, and the related Cut-off Date Balance reflects only the outstanding principal balance of the related senior component as of the Cut-off Date. Each LTV Ratio and DSCR calculated in this term sheet, except as may be otherwise noted herein, was calculated based only upon the senior component of any Mortgage Loan that was so divided. Accordingly, such ratios would be lower (in the case of debt service coverage) and higher (in the case of loan-to-value ratios) if the related subordinate components were included.

One mortgage loan, Loan No. 56783 is evidenced by three senior pari passu promissory notes and one subordinate note. The debt service coverage ratios and loan-to-value ratios were calculated based upon the aggregate principal balance of the three senior notes, excluding the principal balance of the related subordinate note. The weighting of debt service coverage ratios and loan-to-value ratios was based solely upon the senior note included in the trust. Accordingly, such ratios would be lower (in the case of debt service coverage) and higher (in the case of loan-to-value ratios) if the related subordinate note were included. Furthermore, the underwritten debt service coverage ratio for the Wellbridge Mortgage Loan was calculated taking into account the total cash flow from the related mortgaged property. Had the underwritten debt service coverage ratio been calculated based only on the loan payments due under the master lease, the DSCR for the Wellbridge Mortgage loan would be 3.69x.

In addition with respect to Loan Nos. 56967, 57081 and 56783 the calculations referenced in the above chart were based upon an assumed interest rate and debt service and are accordingly subject to change.

For purposes of calculating the Underwritten DSCRs for Mortgage Loans Nos. 55842 and 55798 (such Loan Numbers are set forth in Annex A to the preliminary prospectus supplement) (the “LOC Loans”), the amount available under certain letters of credit securing such Mortgage Loans was deducted from the applicable principal balance for purposes of debt service calculations. For purposes of calculating the LTV Ratios for the LOC Loans, the principal balances of the Mortgage Loans were reduced by the amount of such letters of credit. Please note that such letters of credit may be released if actual net cash flow exceeds certain performance thresholds.

NOTES

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-1

Ten Largest Mortgage Loans

The following table and summaries describe the ten largest Mortgage Loans in the Mortgage Pool by Cut-off Date Balance:

Ten Largest Mortgage Loans by Cut-off Date Balance*

				Cut-off
	Cut-off Date	% of Initial Pool	Property	Date LTV	LTV Ratio	Underwriting	Mortgage
Loan Name	Balance	Balance	Type	Ratio	at Maturity	DSCR	Rate

Emerald Square Mall	$103,950,000	10.1%	Retail	48.1%	39.9%	2.68x	4.990%

Sotheby’s Building	100,382,899	9.7	Office	50.2%	39.8%	2.08x	5.303%

1020 Holcombe Blvd.	33,345,304	3.2	Office	76.2%	65.5%	1.35x	6.250%

Lakewood City Commons	32,784,785	3.2	Retail	79.9%	70.6%	1.23x	7.145%

Venice Crossroads	30,430,784	2.9	Retail	76.1%	64.2%	1.41x	5.710%

Rogue Valley Mall	28,232,356	2.7	Retail	67.2%	61.1%	1.64x	7.850%

International Center IV	27,000,000	2.6	Office	62.8%	57.2%	1.26x	7.220%

Montour Church Place at The Pointe SC	26,835,479	2.6	Retail	78.9%	69.4%	1.28x	7.000%

Huntington Oaks Shopping Center	26,583,905	2.6	Retail	73.2%	65.3%	1.25x	7.510%

Ashby Crossing Apartments	25,940,900	2.5	Multifamily	79.8%	67.4%	1.47x	5.700%

Total/Wtd.Avg	$435,486,412	42.2%		62.6%	53.3%	1.84x	6.015%

*	The sum of aggregate percentage calculations may not equal 100% due to rounding. DSCR was calculated based on net cash flow unless otherwise noted in this term sheet.

The Cut-off Date Balances of 2 Mortgage Loans, Loan Nos. 56967 and 57081 (such Loan Numbers are set forth in Annex A to the preliminary prospectus supplement) have been calculated based upon each such Mortgage Loan having been divided into a senior component and one or more subordinate components, and the related Cut-off Date Balance reflects only the outstanding principal balance of the related senior component as of the Cut-off Date. Each LTV Ratio and DSCR calculated in this term sheet, except as may be otherwise noted herein, was calculated based only upon the senior component of any Mortgage Loan that was so divided. Accordingly, such ratios would be lower (in the case of debt service coverage) and higher (in the case of loan-to-value ratios) if the related subordinate components were included.

One mortgage loan, Loan No. 56783 is evidenced by three senior pari passu promissory notes and one subordinate note. The debt service coverage ratios and loan-to-value ratios were calculated based upon the aggregate principal balance of the three senior notes, excluding the principal balance of the related subordinate note. The weighting of debt service coverage ratios and loan-to-value ratios was based solely upon the senior note included in the trust. Accordingly, such ratios would be lower (in the case of debt service coverage) and higher (in the case of loan-to-value ratios) if the related subordinate note were included. Furthermore, the underwritten debt service coverage ratio for the Wellbridge Mortgage Loan was calculated taking into account the total cash flow from the related mortgaged property. Had the underwritten debt service coverage ratio been calculated based only on the loan payments due under the master lease, the DSCR for the Wellbridge Mortgage loan would be 3.69x.

In addition with respect to Loan Nos. 56967, 57081 and 56783 the calculations referenced in the above chart were based upon an assumed interest rate and debt service and are accordingly subject to change.

NOTES

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-1

Significant Mortgage Loans

EMERALD SQUARE MALL

Whole Loan Balance*	$144,850,585

ES Subordinate Component Balance*	$40,900,585

ES Senior Component Balance*	$103,950,000

Cut-off Date LTV	48.1%

Maturity Date LTV	39.9%

Underwriting DSCR**	2.68x
* As of the Cut-off Date.
**DSCR figures based on net cash flow unless otherwise noted.

		S&P/Fitch
	Size	Shadow Ratings(1)

ES Senior Component	$103,950,000	AAA/AAA

Whole Loan Information

Original Principal Balance:	$145,000,000

First Payment Date:	April 1, 2003

Term/Amortization:	120/360 months

Maturity Date:	March 1, 2013

Expected Maturity Balance:	$120,059,926

Borrowing Entity:	Mayflower Emerald Square, LLC

Interest Calculation:	Actual/360

Call Protection:	Lockout/defeasance: 113 months Open: 7 months

Up-Front Reserves:
Tax Reserve	Yes

Lockbox:	Hard

Property Information

Property Type:	Retail

Property Sub-Type:	Regional Mall

Location:	North Attleboro, MA

Year Built/Renovated:	1989/1999

Net Rentable Square Feet:	563,715
Cut-off Balance per SF:(2)	$184

2002 In-line Sales per SF:	$395

2002 Occupancy Costs:	16.26%

Occupancy as of 12/31/02:	98.0%

Ownership Interest:	Fee

Property Management:	Simon Property Group, L.P.

U/W Net Cash Flow:	$17,899,499

Appraised Value:	$216,000,000

(1)	The Shadow Ratings of the ES Senior Component reflect the credit quality of the related Mortgage Loan and the pooling benefit that results from the inclusion of the related Mortgage Loan in the Mortgage Pool.

(2)	Based on ES Senior Component Balance.

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-1

					Gross	% Gross		2002
	Ratings	Tenant	% Total	Gross	Potential	Potential	Lease	Reported
	S&P/Fitch	Total SF	SF	Rent PSF	Rent	Rent	Expiration	Sales/SF

Top Tenants†

J.C. Penney	BBB-/BB	188,950	33.53%	$3.94	$744,000	4.66%	8/31/2019	$141

Footaction USA	Not Rated	8,935	1.59	$35.00	312,725	1.96	1/31/2005	$274

Abercrombie & Fitch	Not Rated	8,628	1.53	$25.00	215,700	1.35	1/31/2011	$305

FYE	Not Rated	8,138	1.44	$36.86	300,000	1.88	1/31/2005	$358

Totals		214,651	38.09%		$1,572,425	9.85%

†	Information obtained from Underwritten Rent Roll except for Ratings (S&P/Fitch), Reported Sales and unless otherwise stated. Credit Ratings are those of the parent company whether or not the parent company guarantees the lease.

Financial Information

		Full Year	Full Year	Full Year
	Underwritten	(12/31/00)	(12/31/01)	(12/31/02)

Effective Gross Income	$27,952,198	$26,891,731	$27,561,531	$28,406,378

Total Expenses	$9,185,274	$9,172,463	$9,659,815	$9,372,695

Net Operating Income (NOI)	$18,766,924	$17,719,268	$17,901,716	$19,033,683

Cash Flow (CF)	$17,899,499	$17,719,268	$17,901,716	$19,033,683

DSCR on NOI(1)	2.81x	2.65x	2.68x	2.85x

DSCR on CF(1)	2.68x	2.65x	2.68x	2.85x

Lease Expiration Schedule (Based on Underwritten Rent Roll)

	Number of
	Leases	Expiring	% Total	Cumulative
Year of Expiration	Expiring	SF	SF	Total SF

2003	4	9,067	1.6%	9,067

2004	7	17,070	3.0	26,137

2005	14	53,385	9.5	79,522

2006	6	16,048	2.8	95,570

2007	15	30,264	5.4	125,834

2008	18	35,726	6.3	161,560

2009	20	33,794	6.0	195,354

2010	15	39,844	7.1	235,198

2011	15	53,686	9.5	288,884

2012	20	47,489	8.4	336,373

2013	9	18,292	3.2	354,665

2019	1	188,950	33.5	543,615

Vacant		19,976	3.5	563,591

Total	144	563,591	100.0%

[Additional columns below]

[Continued from above table, first column(s) repeated]

Cumulative
% Total
Year of Expiration	SF

2003	1.6%

2004	4.6%

2005	14.1%

2006	17.0%

2007	22.3%

2008	28.7%

2009	34.7%

2010	41.7%

2011	51.3%

2012	59.7%

2013	62.9%

2019	96.5%

Vacant	100.0%

Total

(1)	Based on the ES Senior Component. Accordingly, such ratios would be lower (in the case of debt service coverage) and higher (in the case of loan-to-value ratios) if the ES Subordinate Components were included in the calculations of such ratios. In addition with respect to the calculations referenced in the above chart were based upon an assumed interest rate and debt service are accordingly subject to change.

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-1

Summary of Significant Tenants

-	J.C. Penney Co., Inc. (NYSE: JCP rated BBB– by S&P and BB by Fitch) is a retailer operating through its wholly owned subsidiaries, J.C. Penney Corp. The Company operates 1,075 JC Penney department stores, located in all 50 states, Puerto Rico and Mexico.

-	Footstar, Inc. (NYSE: FTS) is a holding company that directly or indirectly, through its subsidiaries operates a discount and family footwear segment (Meldisco), athletic footwear and apparel segment (Footaction and Just For Feet) and its discontinued Thom McAn segment. The company is principally a specialty retailer conducting business in the discount and family footwear segment through its Meldisco business, and in the branded athletic footwear and apparel segment through its Footaction and Just For Feet businesses. The newly acquired J. Baker licensed footwear departments have been combined with and reported in the Meldisco segment.

-	Abercrombie & Fitch Co. (NYSE: ANF), incorporated in June 1996, operates through its subsidiaries as a specialty retailer that operates stores selling casual apparel, personal care and other accessories for men, women and kids under the Abercrombie & Fitch and Hollister Co. brands. As of February 2, 2002, the company operated over 450 stores in the United States

-	Trans World Entertainment Corporation, incorporated in 1972, through its subsidiaries, operates a chain of various retail entertainment stores and an e-commerce site, fye.com, in a single industry segment. The Company is a specialty retailer of pre-recorded music, videos and related products. The company operates four concepts: FYE stores, super FYE stores, Saturday Matinee stores and freestanding stores. As of February 2, 2002, the Company operated over 900 stores totaling approximately 5 million square feet in 46 states, the District of Columbia, the Commonwealth of Puerto Rico and the U.S. Virgin Islands.

Additional Information

-	The Emerald Square Mall is a three-level, enclosed, regional mall located in North Attleboro, Massachusetts, one mile west of Interstate 95 at the junction of Interstate 295 and MA Route 1, and between the metropolitan areas of Boston, Massachusetts and Providence, Rhode Island. The Emerald Square Mall Mortgaged Property is anchored by Filene’s, Lord & Taylor, Sears and J.C. Penney.

-	The Emerald Square Mall contains 647,372 square feet of anchor space and 374,765 square feet of in-line space for a total GLA of 1,022,137 square feet. The collateral for the loan consists of the mall shop space and the J.C. Penney anchor parcel (188,950 sf) for a total net rentable area of 563,715 square feet.

-	As of the December 31, 2002 rent roll, the occupancy at the Emerald Square Mall was 98.0%. Emerald Square Mall store tenants reported comparable sales of $395/SF with an average occupancy cost of 16.3% for full year 2002.

-	The Emerald Square Mall Borrower, at its sole cost and expense, is required to keep the Emerald Square Mall Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy. The Emerald Square Mall Borrower is also required to use commercially reasonable efforts to maintain a comprehensive all risk insurance policy without an exclusion for terrorist acts.

-	The Emerald Square Mall Borrower is held solely by Mayflower Realty LLC (100%). Mayflower Realty LLC is owned by SPG Mayflower, LLC (49.1375%), Mayflower Member LLC (11.0571%), Teacher’s Mayflower LLC (14.0056%) and New York State Teacher’s Retirement System (25.7998%). SPG Mayflower, LLC is owned by Simon Property Group, L.P. (100%). Simon Property Group, L.P. is owned by Simon Property Group, Inc. (100%).

-	The Emerald Square Mall Borrower is prohibited from incurring any additional debt, secured or unsecured, except for events subject to certain conditions set forth in the loan documents.

-	The Emerald Square Mall Borrower, Mayflower Emerald Square, LLC, is a single purpose, bankruptcy remote entity (as to which borrower’s counsel rendered a non-consolidation opinion at loan closing).

-	Simon Property Group, L.P. has managed the Emerald Square Mall since 1999. Simon Property Group has ownership in more than 250 properties including regional malls, community shopping centers, and specialty and mixed-use properties, in 40 USA states, Europe and Canada.

-	As will be set forth in more detail in the preliminary prospectus supplement, the holder of designated classes of certificates that are entitled to payments solely from the Emerald Square Mall Loan will be entitled in certain instances to exercise rights analogous to the rights of the Directing Certificateholder solely with respect to the Emerald Square Mall Loan. Such rights may include the review and/or approval of certain actions taken by the Master Servicer or the Special Servicer in connection with the Emerald Square Mall Loan. In addition, such holder may (but is not obligated to) purchase the Emerald Square Mall Loan, if the loan is then considered a “Defaulted Mortgage Loan” as more particularly described in the preliminary prospectus supplement, at a price generally equal to its (a) fair value as determined by the Special Servicer (or the Master Servicer or Trustee if the Special Servicer and the option holder are the same person or affiliated) or (b) unpaid principal balance, plus accrued and unpaid interest on such balance, all related unreimbursed advances (with interest if any), and all accrued special servicing fees and additional trust fund expenses, if the Special Servicer has not determined its fair value.

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-1

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-1

Significant Mortgage Loans

SOTHEBY’S BUILDING

Whole Loan Balance*	$129,250,000

SB Subordinate Component Balance*	$28,867,101

SB Senior Component Balance*	$100,382,899

Cut-off Date LTV	50.2%

Maturity Date LTV	39.8%

Underwriting DSCR**	2.08x
* As of the Cut-off Date.
** DSCR figures based on net cash flow unless otherwise noted.

		S&P/Fitch
	Size	Shadow Ratings(1)

SB Senior Component	$100,382,899	A+/A+

Whole Loan Information

Original Principal Balance:	$129,250,000

First Payment Date:	April 1, 2003

Term/Amortization:	120/300 months

Interest Only Term:	12 months

Maturity Date:	March 1, 2013

Expected Maturity Balance:	$102,431,712

Borrowing Entity:	1334 York Avenue L.P.

Interest Calculation:	Actual/360

Call Protection:	Lockout/defeasance: 117 months Open: 3 months

Up-Front Reserves:
Debt Service Reserve	$4,728,961

Lockbox:	Hard

Property Information

Property Type:	Office

Property Sub-Type:	Central Business District

Location:	New York, NY

Year Built/Renovated:	1924/2001

Net Rentable Square Feet:	406,110

Cut-off Balance per SF(2):	$247

Occupancy as of 2/6/03:	100.00%

Ownership Interest:	Fee

Property Management:	RFR Realty LLC

U/W Net Cash Flow:	$15,109,921

Appraised Value:	$200,000,000

					Gross	% Gross
	Ratings	Tenant	% Total	Gross	Potential	Potential	Lease
	S&P/Fitch	Total SF	SF	Rent PSF	Rent	Rent	Expiration

Single Tenant†

Sotheby’s, Inc.	B+/Not Rated	406,110	100%	$44.38	$18,025,000	100.0%	12/31/2022

Totals		406,110	100%		$18,025,000	100.0%

(1)	The shadow ratings of the SB Senior Component reflects the credit quality of the related Mortgage Loan and the pooling benefit that results from the inclusion of the related Mortgage Loan in the Mortgage Pool.

(2)	Based on the SB Senior Component.

†	Information obtained from Underwritten Rent Roll except for Ratings (S&P/Fitch), Reported Sales and unless otherwise stated.

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-1

Financial Information

Underwritten

Effective Gross Income	$17,123,750

Total Expenses	$821,238

Net Operating Income (NOI)	$16,302,512

Cash Flow (CF)	$15,109,921

DSCR on NOI (Based on debt service for SB Senior Component only)	2.25x

DSCR on CF (Based on debt service for SB Senior Component only)	2.08x

Tenant Information

-	Sotheby’s Holdings, Inc. (NYSE: BID rated B+ by S&P and Not Rated by Fitch) is a global auctioneer of fine arts, antiques and collectibles, offering property through its worldwide auction segment in approximately 90 collecting categories, among them paintings, decorative arts, jewelry and rare books. In addition to auctioneering, the auction segment is engaged in a number of related activities, including the purchase and resale of art and other collectibles and the brokering of art and collectible purchases and sales through private treaty sales. The company also markets and brokers luxury residential real estate sales through its Real Estate segment, conducts art-related financing activities through its Finance segment and is engaged, to a lesser extent, in fine art insurance brokerage and art education activities.

Additional Information

-	The Sotheby’s Building (the “Sotheby’s Mortgaged Property”), a 406,110 net rentable square feet, ten-story Class A office building located at 1334 York Avenue on Manhattan’s Upper East Side. The Sotheby’s Mortgaged Property was originally developed in 1924 as a four-story warehouse. After Sotheby’s purchased the Sotheby’s Mortgaged Property in 1998, they spent more than $150 million in renovating and expanding the Sotheby’s Mortgaged Property. The renovations concluded in 2001.

-	The Sotheby’s Borrower has executed a 20-year NNN lease for 100% of the Sotheby’s Mortgaged Property. The lease rate will initially be $18,025,000 annually with a 7.0% increase every three years. In addition, the lease includes two (2) 10-year renewal options. The tenant is responsible for all building related expenses for the first fifteen years of the lease thereafter the expenses are shared equally between the tenant and the Sotheby’s Borrower.

-	The Sotheby’s Borrower, 1334 York Avenue, L.P., is a single purpose, bankruptcy remote entity (as to which borrower’s counsel rendered a non-consolidation opinion at loan closing).

-	A debt service reserve, based on the whole loan, equal to six months of debt service was collected at closing. In the event that the Sotheby’s Holdings, Inc. senior unsecured debt rating is lowered to below B+ (or its equivalent) or a default occurs under the Sotheby’s lease, the Sotheby’s Borrower will be required to post an additional six months of debt service either in the form of cash or a letter of credit from a financial institution with a senior unsecured debt rating from Standard & Poor’s of AA- or greater. The debt service reserve will be released upon Sotheby’s Holding’s, Inc. achieving a senior unsecured debt rating from Standard & Poor’s of BBB or better. Six Months of debt service based on the whole loan, is equal to $4,728,961.

-	The Sotheby’s Borrower purchased the Sotheby’s Mortgaged Property in February 2002 for $175.0 million, which results in cash equity in the property of $45.75 million.

-	The Sotheby’s Borrower, 1334 York Avenue L.P., is a single purpose, bankruptcy remote entity with two independent directors (as to which borrower’s counsel rendered a non-consolidation opinion at closing).

-	The borrower principals are Aby Rosen and Michael Fuchs who hold 100% equity interest in 1334 MLP LLC and RFR GP II LLC. (“RFR”) RFR companies currently control five million square feet of office and retail space and approximately 2,500 apartments. The RFR companies current holdings include assets such as the Seagrams’ Building, 400 Park Ave., Lever House and 17 State Street.

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-1

-	The Sotheby’s Borrower, at its sole cost and expense, is required to maintain insurance against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk policy.

-	The property is managed by “RFR Realty LLC” which is an affiliate of the borrower.

-	The Sotheby’s Borrower is prohibited from incurring any additional debt, secured or unsecured, except for events subject to certain conditions set forth in the loan documents.

-	As will be set forth in more detail in the preliminary prospectus supplement, the holder of designated classes of certificates that are entitled to payments solely from the Sotheby’s Loan will be entitled in certain instances to exercise rights analogous to the rights of the Directing Certificateholder solely with respect to the Sotheby’s Loan. Such rights may include the review and/or approval of certain actions taken by the Master Servicer or the Special Servicer in connection with the Sotheby’s Loan. In addition, such holder may (but is not obligated to) purchase the Sotheby’s Loan, if the loan is then considered a “Defaulted Mortgage Loan” as more particularly described in the preliminary prospectus supplement, at a price generally equal to its (a) fair value as determined by the Special Servicer (or the Master Servicer or Trustee if the Special Servicer and the option holder are the same person or affiliated) or (b) unpaid principal balance, plus accrued and unpaid interest on such balance, all related unreimbursed advances (with interest if any), and all accrued special servicing fees and additional trust fund expenses, if the Special Servicer has not determined its fair value.

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-1

The Sotheby's Building
1334 York Avenue
New York, NY 10021
UPPER WEST SIDE
UPPER EAST SIDE
M I D T O W N
WEST SIDE
EAST SIDE
THEATRE DISTRICT
GRAND CENTRAL
GARMENT DISTRICT
MURRAY HILL
CHELSEA
GRAMERCY PARK
HUDSON RIVER
EAST RIVER

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-1

Significant Mortgage Loans

1020 HOLCOMBE BLVD.

Cut-off Date Balance	$33,345,304

% of Initial Pool Balance	3.2%

Cut-off Date LTV	76.2%

Maturity Date LTV	65.5%

Underwriting DSCR*	1.35x

Mortgage Rate	6.250%
*DSCR figures based on net cash flow unless otherwise noted.

Loan Information

Original Principal Balance:	$33,500,000

First Payment Date:	December 1, 2002

Term/Amortization:	120/360 months

Maturity Date:	November 1, 2012

Expected Maturity Balance:	$28,669,770

Borrowing Entity:	Fannin Medical, L.P.

Interest Calculation:	Actual/360

Call Protection:	Lockout/defeasance: 117 months Open: 3 months

Up-Front Reserves:
Tax Reserve	No
Replacement Reserve	$1,500,000
Insurance Reserve	No
TI/LC Reserve	$300,000
Other Escrow	$652,000

Ongoing Monthly Reserves:
Tax Reserve	Yes
Insurance Reserve	Yes
Replacement Reserve	$4,506
TI/LC Reserve	$13,900

Lockbox:	Hard

Property Information

Property Type:	Office

Property Sub-Type:	Central Business District

Location:	Houston, TX

Year Built/Renovated:	1962/1997

Net Rentable Square Feet:	270,227

Cut-off Balance per SF:	$123

Occupancy as of 2/1/03:	100.0%

Ownership Interest:	Fee

Property Management:	Grubb & Ellis Management Services, Inc.

U/W Net Cash Flow:	$3,348,144

Appraised Value:	$43,750,000

					Gross	% Gross
	Ratings	Tenant	% Total	Gross	Potential	Potential	Lease
	S&P/Fitch	Total SF	SF	Rent PSF	Rent	Rent	Expiration

Top Tenants†

MD Anderson Cancer Center	Not Rated	206,382	76.33%	$23.59	$4,869,259	78.83%	10/31/2005

Bank of America	AA-/AA	37,762	13.97	$22.79	860,520	13.93	12/31/2009

French Corner	Not Rated	4,586	1.70	$14.00	64,204	1.04	9/14/2005

Houston Family Institute	Not Rated	3,663	1.35	$17.02	62,344	1.01	1/31/2004

Totals		252,393	93.34%		$5,856,327	94.81%

†	Information obtained from Underwritten Rent Roll except for Ratings (S&P/Fitch), Reported Sales and unless otherwise stated.

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-1

Financial Information

			Annualized
		Full Year	Most Recent
	Underwritten	(12/31/01)	(9/30/02)

Effective Gross Income	$6,424,113	$5,556,298	$6,224,755

Total Expenses	$2,708,488	$2,390,050	$2,488,748

Net Operating Income (NOI)	$3,715,625	$3,166,248	$3,736,007

Cash Flow (CF)	$3,348,144	$2,961,036	$2,750,599

DSCR on NOI	1.50x	1.28x	1.51x

DSCR on CF	1.35x	1.20x	1.11x

Lease Expiration Schedule (Based on Underwritten Rent Roll)

	Number of				Cumulative
	Leases	Expiring	% Total	Cumulative	% Total
Year of Expiration	Expiring	SF	SF	Total SF	SF

2003	3	4,439	1.7%	4,439	1.7%

2004	1	3,663	1.4	8,102	3.0%

2005	9	47,946	18.0	56,048	21.0%

2007	1	1,635	0.6	57,683	21.7%

2008	11	139,512	52.4	197,195	74.1%

2009	2	37,762	14.2	234,957	88.2%

2010	3	27,046	10.2	262,003	98.4%

Vacant		4,259	1.6	266,262	100.0%

Total	30	266,262	100.0%

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-1

Tenant Information

-	The MD Anderson Cancer Center is located within the area known as the Texas Medical Center in Houston, Texas. The hospital was created by the 47th Texas Legislature as the State Cancer Hospital and Division of Cancer research and is operated by and is a part of the University of Texas System. MD Anderson is recognized as one of the top cancer hospitals in the world. In July 2002, U.S. News & World Report, in their annual survey, recognized MD Anderson as the nation’s top ranked cancer hospital. Anderson has been ranked either 1st or 2nd since the magazine began this survey in 1990. During 2002 over 65,000 cancer patients have received care of which 18,000 were new patients. MD Anderson employs over 12,000 people and has a volunteer workforce of about 1,500 persons.

-	Bank of America Corporation, the parent of Bank of America, N.A. is a financial holding company with assets of $638 billion (as of June 30, 2002) which provides a diversified range of banking and non-banking financial services and products in 21 states and the District of Columbia through 4,232 banking centers, 12,827 ATM’s and has a presence in 190 countries. The company operates in four business segments: Consumer and Commercial Banking, Asset Management, Global Corporate and Investment Banking and Equity Investments.

Additional Information

-	1020 Holcombe Boulevard consists of two separate parcels, situated on 5.51 acres with 270,227 square feet, located in Houston, Texas. The first parcel is a 17-story multi-tenant office building and the second parcel is the parking garage with 741 covered parking spaces on three levels and a surface lot with 121 spaces.

-	The Mortgaged Property is 100% occupied as of February 1, 2003. Two tenants occupy 90.3% of the net rentable square feet and contribute 92.8% of the gross potential income. The MD Anderson Cancer Center occupies 206,832 square feet (76.3%) and pays 78.8% of the gross potential income. Bank of America, N.A. (rated “AA-” by S&P) occupies 37,762 square feet (14.0%) and pays 13.9% of the gross potential income.

-	In order to mitigate the rollover risk of MD Anderson, TI & LC reserves were separately escrowed for each expiration. For the expiration of the 2005 space, the fourth year of the loan, $300,000 was escrowed at closing and the escrow for the 2008 space is collected monthly at $13,900. The Bank of America location has been in active service since 1962 when the building was originally built and is a major branch location for Bank of America.

-	The borrower, Fannin Medical, L.P., is a bankruptcy remote, special purpose entity (as to which borrower’s counsel rendered a non-consolidation opinion at closing).

-	The 1020 Holcombe Boulevard Borrower is prohibited from incurring any additional debt, secured or unsecured, except for events subject to certain conditions set forth in the loan documents.

-	Equity ownership in the 1020 Holcombe Boulevard Borrower is held by Norvin Fannin Medical, Inc. as general partner and Norvin Fannin Holding, LLC, as limited partner. The borrower principals, Vincent Carrega and Norman Livingston, during the past 10 years they have bought and sold various properties, including retail, multifamily and office properties, totaling $300 million.

-	The 1020 Holcombe Boulevard Borrower, at its sole cost and expense, is required to keep the Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy. The 1020 Holcombe Boulevard Borrower may, from time to time, be required to obtain other insurance pursuant to the terms of the loan agreement.

-	The Mortgaged Property is managed by Grubb & Ellis Management Services, Inc. The property manager is not related to the 1020 Holcombe Boulevard Borrower and has 45 years of management experience. Grubb & Ellis Management Services, Inc. currently manages over 152,000,000 square feet of commercial space.

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-1

Rice Stadium
RICE UNIVERSITY
TEXAS MEDICAL CENTER
HOLCOMBE BLVD
Humble
Houston Intercontinental Airport
North Houston
Aldine
Mt. Houston
Spring Valley
Hilshire Village
Bunker Hill Village
Hunters Creek Village
Piney Point Village
HOUSTON
Jacinto City
Galena Park
Pasadena
South Houston
Meyerland
The Meadows
Stafford
Sugar Land
Missouri City
Brookside Village
Pearland
Hastings
1020 Holcombe Boulevard
1020 Holcombe Boulevard
Houston, TX 77030

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-1

Significant Mortgage Loans

LAKEWOOD CITY COMMONS

Cut-off Date Balance	$32,784,785

% of Initial Pool Balance	3.2%

Cut-off Date LTV	79.9%

Maturity Date LTV	70.6%

Underwriting DSCR*	1.23x

Mortgage Rate	7.145%
*DSCR figures based on net cash flow unless otherwise noted.

Loan Information

Original Principal Balance:	$33,000,000

First Payment Date:	February 1, 2002

Term/Amortization:	126/360 months

Interest Only Term:	6 months

Maturity Date:	July 1, 2012

Expected Maturity Balance:	$28,949,495

Borrowing Entity:	Lakewood City Commons, L.P.

Interest Calculation:	Actual/360

Call Protection:	Lockout/defeasance: 124 months Open: 2 months

Up-Front Reserves:
Tax Reserve	Yes
Insurance Reserve	Yes

Ongoing Monthly Reserves:
Tax Reserve	Yes
Insurance Reserve	Yes
Replacement Reserve	$2,351

Lockbox:	Hard

Property Information

Property Type:	Retail

Property Sub-Type:	Power Center

Location:	Lakewood, CO

Year Built/Renovated:	2001/N/A

Net Rentable Square Feet:	282,061

Cut-off Balance per SF:	$116

Occupancy as of 10/28/02:	94.2%

Ownership Interest:	Fee

Property Management:	Mile High Properties, LLC

U/W Net Cash Flow:	$3,284,760

Appraised Value:	$41,022,000

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-1

					Gross	% Gross
	Ratings	Tenant	% Total	Gross	Potential	Potential	Lease
	S&P/Fitch	Total SF	SF	Rent PSF	Rent	Rent	Expiration

Top Tenants†

Cub Foods	BBB/Not Rated	56,953	20.19%	$12.23	$696,364	13.82%	7/30/2020

Ross Stores, Inc.	BBB/Not Rated	29,945	10.62	$13.68	409,616	8.13	1/31/2011

Old Navy	BB+/BB-	25,016	8.87	$15.18	379,716	7.53	9/30/2005

Michael’s	BB/Not Rated	23,775	8.43	$14.68	348,992	6.93	4/30/2010

Totals		135,689	48.11%		$1,834,688	36.41%

†	Information obtained from Underwritten Rent Roll except for Ratings (S&P/Fitch), Reported Sales and unless otherwise stated. Credit Ratings are those of the parent company whether or not the parent guarantees the lease.

Financial Information

		Annualized
		Most Recent
	Underwritten	(9/30/02)

Effective Gross Income	$4,446,499	$5,564,740

Total Expenses	$1,031,060	$1,760,467

Net Operating Income (NOI)	$3,415,439	$3,804,273

Cash Flow (CF)	$3,284,760	$3,804,273

DSCR on NOI	1.28x	1.42x

DSCR on CF	1.23x	1.42x

Lease Expiration Schedule (Based on Underwritten Rent Roll)

				Cumulative	Cumulative
	Number of	Expiring	% Total	Total	% Total
Year of Expiration	Leases Expiring	SF	SF	SF	SF

2003	1	2,500	0.9%	2,500	0.9%

2004	1	2,622	0.9	5,122	1.8%

2005	14	56,524	20.0	61,646	21.9%

2006	11	28,586	10.1	90,232	32.0%

2010	3	37,473	13.3	127,705	45.3%

2011	3	36,145	12.8	163,850	58.1%

2015	1	15,119	5.4	178,969	63.5%

2016	1	23,682	8.4	202,651	71.8%

2020	1	56,953	20.2	259,604	92.0%

Vacant		22,457	8.0	282,061	100.0%

Total	36	282,061	100.0%

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-1

Additional Information

-	Lakewood City Commons is an anchored retail power center consisting of 10 one story buildings with net rentable square feet of 282,061 and 1,481 parking spaces situated on 29.42 acres. The Mortgaged Property is located in a planned development in the West Denver, Colorado submarket, approximately 5 miles from the downtown Denver, Colorado central business district. The Mortgaged Property is situated at the southwest intersection of South Wadsworth Blvd. and Alameda Ave. The Mortgaged Property was constructed in 2001 and as of October 28, 2002 was 94.2% occupied.

-	There are 36 tenant spaces, 7 of which are major/anchor tenants that occupy 65.7% (185,388 sf) of the total square footage and pay 52.7% of the gross potential revenue. Credit rated anchor tenants include Cub Foods/SUPERVALU Inc. (NYSE: SVU, rated BBB by S&P), Ross Stores, Inc. (NASDAQ: ROST, rated BBB by S&P), Old Navy/GAP, Inc. (NYSE: GPS, S&P rated BB+), and Michaels Stores, Inc. (NYSE: MIK rated BB by S&P). There are also five pad sites that are not part of the collateral, Foothills Credit Union, Johnny Carinos Restaurant, Carl’s Jr. World Savings and Ruby Tuesday.

-	As part of the purchase contract, the party from which the borrower purchased the property (the “Lakewood Seller”) signed a master lease with the borrower which requires the Lakewood Seller to pay rent on the vacant space, at that time, for up to 24 months or until the space is leased.

-	The borrower principals for the Lakewood City Commons Loan are CNA Enterprises Inc., a California corporation and Overland Capital Corp., a California corporation. Each Borrower Principal has 50% ownership in the General Partner, Lakewood City GP, Inc.

-	The loan was made to Lakewood City Commons, L.P., a California limited partnership (the “Lakewood Commons Borrower”), which is a bankruptcy remote, special purpose entity that is restricted by its organizational documents to owning and operating the Lakewood City Commons Mortgaged Property (as to which borrower’s counsel rendered a non-consolidation opinion at loan closing).

-	The Lakewood City Commons Borrower is prohibited from incurring any additional debt, secured or unsecured, except for events subject to certain conditions set forth in the loan documents.

-	The Lakewood City Commons Borrower, at its sole cost and expense is required to keep the Lakewood City Commons Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy. Lakewood City Commons may, from time to time, be required to obtain other insurance pursuant to the terms of the loan agreement.

-	Mile High Properties, LLC, the property manager, is a full service commercial real estate firm headquartered in Denver. The company has been in business for 16 years. Mile High Properties offers commercial real estate brokerage and leasing, facilities and property management, financial and accounting, engineering and tenant services. The company currently manages over 7,500,000 square feet, with 4,000,000 square feet in the Denver market area.

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-1

BROOMFIELD
NORTHGLENN
WESTMINSTER
THORNTON
FEDERAL HEIGHTS
ARVADA
WHEAT RIDGE
EDGEWATER
GOLDEN
DENVER
LAKEWOOD
MORRISON
SHERIDAN
AURORA
ENGLEWOOD
LITTLETON
Lakewood City Commons
Shopping Center
W. Alameda Ave. & S. Wadsworth Blvd.
Lakewood, CO 80226
W ALAMEDA AVE

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-1

Significant Mortgage Loans

VENICE CROSSROADS

Cut-off Date Balance	$30,430,784

% of Initial Pool Balance	2.9%

Cut-off Date LTV	76.1%

Maturity Date LTV	64.2%

Underwriting DSCR*	1.41x

Mortgage Rate	5.710%
*DSCR figures based on net cash flow unless otherwise noted.

Loan Information

Original Principal Balance:	$30,500,000

First Payment Date:	March 1, 2003

Term/Amortization:	120/360 months

Maturity Date:	February 1, 2013

Expected Maturity Balance:	$25,690,945

Borrowing Entity:	Homa II, LLC

Interest Calculation:	Actual/360

Call Protection:	Lockout/defeasance: 118 months Open: 2 months

Up-Front Reserves:
Tax Reserve	Yes
Insurance Reserve	Yes

Ongoing Monthly Reserves:
Tax Reserve	Yes
Insurance Reserve	Yes
Replacement Reserve	$1,969
TI/LC Reserve	$8,000

Lockbox:	Hard

Property Information

Property Type:	Retail

Property Sub-Type:	Anchored Grocery

Location:	Los Angeles, CA

Year Built/Renovated:	1976/1997

Net Rentable Square Feet:	157,540

Cut-off Balance per SF:	$193

Occupancy as of 2/1/03:	100.0%

Ownership Interest:	Fee

Property Management:	TEC Property Management, Inc.

U/W Net Cash Flow:	$2,995,295

Appraised Value:	$40,000,000

					Gross	% Gross
	Ratings	Tenant	% Total	Gross	Potential	Potential	Lease
	S&P/Fitch	Total SF	SF	Rent PSF	Rent	Rent	Expiration

Top Tenants†

Albertson’s, Inc.	BBB+/BBB+	52,437	33.28%	$24.57	$1,288,503	30.97%	5/13/2018

Office Max	Not Rated	36,220	22.99	$25.65	929,130	22.33	5/31/2012

Ross Stores, Inc.	BBB/Not Rated	30,381	19.28	$23.70	720,103	17.31	1/1/2009

SavOn	BBB+/BBB+	18,018	11.44	$28.02	504,908	12.14	1/1/2018

Totals		137,056	87.00%		$3,442,644	82.75%

†	Information obtained from Underwritten Rent Roll except for Ratings (S&P/Fitch), Reported Sales and unless otherwise stated. Credit Ratings are those of the parent company whether or not the parent guarantees the lease.

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-1

Financial Information

			Annualized
		Full Year	Most Recent
	Underwritten	(12/31/01)	(11/30/02)

Effective Gross Income	$4,029,267	$3,623,555	$3,773,888

Total Expenses	$969,162	$589,715	$490,332

Net Operating Income (NOI)	$3,060,105	$3,033,840	$3,283,556

Cash Flow (CF)	$2,995,295	$3,033,840	$3,283,556

DSCR on NOI	1.44x	1.43x	1.54x

DSCR on CF	1.41x	1.43x	1.54x

Lease Expiration Schedule (Based on Underwritten Rent Roll)

	Number of				Cumulative
	Leases	Expiring	% Total	Cumulative	% Total
Year of Expiration	Expiring	SF	SF	Total SF	SF

2003	1	5,156	3.3%	5,156	3.3%

2004	1	1,200	0.8	6,356	4.0%

2005	2	3,800	2.4	10,156	6.4%

2007	4	10,078	6.4	20,234	12.8%

2009	2	30,631	19.4	50,865	32.3%

2012	1	36,220	23.0	87,085	55.3%

2018	2	70,455	44.7	157,540	100.0%

Total	13	157,540	100.0%

Additional Information

-	Venice Crossroads is a 157,540 square foot, one and two story, grocery-anchored community shopping center situated on 6.60 acres and located 8 miles west of Los Angeles, California. The Mortgaged Property was built in 1976 and redeveloped by the Venice Crossroads Borrower in 1997. The center consists of five structures: two in-line buildings and three retail pad buildings.

-	The Mortgaged Property is currently 100% occupied by a total of 13 tenants. The center has four anchor tenants that occupy 87.0% of the square footage and account for 82.8% of the revenue. Two anchors include Albertson’s (NYSE: ABS rated BBB+ by S&P) which occupies 52,437 square feet and Sav-on-Drugs, a subsidiary of Albertson’s, occupying 18,018 square feet, both of which have a 20 year lease with six, 5-year renewal options. Ross Stores (NASDAQ: ROST rated BBB by S&P) occupies 30,381 square feet with a 10 year lease term and four, 5-year renewal options. Office Max occupies 36,220 square feet with a 15 year lease term and four, 5-year renewal options. In total, credit and national tenants occupy 94% of the property.

-	Monthly leasing reserves of $8,000 will be collected and capped at $400,000. Should Ross Stores vacate their space, these funds will be used for tenant improvements and other landlord obligations for an acceptable replacement tenant. Lender will retain any remaining escrow for the Office Max expiration. To the extent that Office Max vacates their space or gives notice to vacate, Borrower will be required to either post a letter of credit, or Lender will sweep cash flow in an amount of $800,000, less any amount of leasing reserve in the escrow account, which may be remaining due to Ross renewal.

-	The Borrower, Homa II, LLC (the “Venice Crossroads Borrower”), is a bankruptcy remote, special purpose entity that is restricted by its organizational documents to owning and operating the Venice Crossroads Mortgaged Property (as to which borrower’s counsel rendered a non-consolidation opinion at loan closing).

-	The Venice Crossroads Borrower, at its sole cost and expense, is required to keep the Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy. The Venice Crossroads Borrower may, from time to time, be required to obtain other insurance pursuant to the terms of the loan agreement.

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-1

-	Equity ownership in the Venice Crossroads Borrower is held by Shooshani Developers, LLC (100%) which is owned by Said & Homa Shooshani Family Trust (84%), Farzad Shooshani (8%) and Farshad T. Shooshani (8%). The borrower principal is Said Shooshani who has been involved in real estate for over 45 years.

-	The Venice Crossroads Borrower is prohibited from incurring any additional debt, secured or unsecured, except for events subject to certain conditions set forth in the loan documents.

-	The property is managed by TEC Property Management, Inc., which is a subsidiary of Shooshani Developers, LLC. Said Shooshani, the borrower principal, is principal owner and manager of Shooshani Developers, LLC. The companies own and manage four retail centers, in Southern California, totaling 463,000 square feet. Since 1979, Shooshani Developers, LLC has owned and managed eight retail centers totaling 1,883,000 square feet and two office buildings totaling 170,000 square feet.

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-1

Venice Crossroads Shopping Center
8985 Venice Blvd.
Los Angeles, CA 90034
West Los Angeles
Culver City
Santa Monica Freeway
NATIONAL BLVD
ROBERTSON BLVD
PALMS BLVD
VENICE BLVD
WASHINGTON BLVD
CULVER BLVD
JEFFERSON BLVD
SONY STUDIOS
CULVER CITY PARK
SAN GABRIEL MOUNTAINS
SAN FERNANDO VALLEY
VERDUGO HILLS
HOLLYWOOD HILLS
SANTA MONICA MOUNTAINS
MID-CITY
WESTSIDE
SOUTH BAY
PALOS VERDES PENINSULA
SAN GABRIEL VALLEY
ORANGE COUNTY
LOS ANGELES COUNTY
LOS ANGELES & LONG BEACH HARBOR
PACIFIC OCEAN
Granada Hills
Northridge
Reseda
Van Nuys
North Hollywood
Tarzana
Encino
Sherman Oaks
Studio City
Burbank
Burbank Airport
Glendale
La Crescenta-Montrose
Mt. Wilson Elev. 6,710
La Canada Flintridge
Altadena
Sierra Madre
Monrovia
Duarte
Azusa
Pasadena
Arcadia
San Marino
Temple City
South Pasadena
Irwindale
Covina
San Gabriel
Alhambra
El Monte
Baldwin Park
West Covina
Rosemead
Monterey Park
La Puente
East Los Angeles
Montebello
Hacienda Heights
Industry
Commerce
Vernon
Rowland Heights
La Habra Heights
Whittier
Santa Fe Springs
La Habra
La Mirada
South Gate
Downey
Paramount
Norwalk
Fullerton
Artesia
Lakewood
Anaheim
Knotts Berry Farm
Buena Park
Cypress
Disneyland
Los Alamitos
Garden Grove
Long Beach
Long Beach Airport
Seal Beach
Westminster
Santa Ana
Fountain Valley
John Wayne Airport
Costa Mesa
Huntington Beach
Newport Beach
Newport Harbor
Queen Mary
San Pedro
Wilmington
Rolling Hills
Palos Verdes Estates
Torrance
Carson
Gardena
Compton
Lawndale
Hawthorne
El Segundo
Redondo Beach
Inglewood
LAX
Playa Del Rey
Westchester
Marina Del Rey
Venice
Fox Hills
Culver City
Santa Monica
Pacific Palisades
Brentwood
Getty Museum
UCLA
Westwood
Century City
Bel Air
Beverly Hills
Hollywood
Mid-Wilshire
Universal Studios
L.A. Zoo Griffith Park
Dodger Stadium
Staples Ctr
Downtown Los Angeles
Museums USC
VENTURA FWY
GOLDEN STATE FWY
GLENDALE FWY
FOOTHILL FWY
PASADENA FWY
HOLLYWOOD FWY
SANTA MONICA FWY
SAN DIEGO FWY
HARBOR FWY
ALAMEDA CORRIDOR
LONG BEACH FWY
CENTURY FWY
ARTESIA FWY
SANTA ANA FWY
SAN DIEGO FWY
GARDEN GROVE FWY
118
170
210
5
101
134
2
110
405
10
1
90
605
60
710
105
91
39
57
22
55
MAP © 2003 CARTIFACT, LOS ANGELES, CA

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-1

Significant Mortgage Loans

ROGUE VALLEY MALL

Cut-off Date Balance	$28,232,356

% of Initial Pool Balance	2.7%

Cut-off Date LTV	67.2%

Maturity Date LTV	61.1%

Underwriting DSCR*	1.64x

Mortgage Rate	7.850%
* DSCR figures based on net cash flow unless otherwise noted.

		S&P
	Size	Shadow Rating(1)

Cut-off Date Balance	$28,232,356	BBB+

Loan Information

Original Principal Balance:	$28,750,000

First Payment Date:	February 1, 2001

Term/Amortization:	120/360 months

Maturity Date:	January 1, 2011

Expected Maturity Balance:	$25,642,858

Borrowing Entity:	Rogue Valley Partners, L.P.

Interest Calculation:	Actual/360

Call Protection:	Lockout/defeasance: 117 months Open: 3 months

Up-Front Reserves:
TI/LC Reserve	$350,000
Tax Reserve	Yes
Insurance Reserve	Yes

Ongoing Monthly Reserves:
Replacement Reserve	$10,422
Tax Reserve	Yes
Insurance Reserve	Yes

Lockbox:	Hard

Property Information

Property Type:	Retail

Property Sub-Type:	Anchored

Location:	Medford, OR

Year Built/Renovated:	1986/1993

Net Rentable Square Feet:	445,764

Cut-off Balance per SF:	$63

2002 In-line Sales per SF:	$290

2002 Occupancy Costs:	9.96%

Occupancy as of 1/17/03:	90.7%

Ownership Interest:	Fee

Property Management:	Jones Lang LaSalle Americas, Inc.

U/W Net Cash Flow:	$4,090,624

Appraised Value:	$42,000,000

(1)	The shadow ratings reflect the credit quality of the related Mortgage Loan and the pooling benefit that results from the inclusion of the related Mortgage Loan in the Mortgage Pool.

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-1

					Gross	% Gross
	Ratings	Tenant	% Total	Gross	Potential	Potential	Lease	12/31/2002
	S&P/Fitch	Total SF	SF	Rent PSF	Rent	Rent	Expiration	Sales/SF

Top Tenants†

J.C. Penney	BBB-/BB	86,145	19.28%	$9.69	$834,334	9.50%	10/31/2011	$171

Meier & Frank Home Store	A/BBB+	84,480	18.91	$9.67	816,922	9.30	1/31/2018	NAV

Linens ’n Things	Not Rated	27,505	6.16	$16.08	442,280	5.04	1/31/2014	NAV

The Gap	BB+/BB-	8,966	2.01	$15.57	139,601	1.59	6/30/2007	$258

Totals		207,096	46.35%		$2,233,136	25.43%

†	Information obtained from Underwritten Rent roll except for Ratings (S&P/Fitch), Reported Sales and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease.

Financial Information

			Most Recent
		Full Year	Full Year
	Underwritten	(12/31/01)	(12/31/02)

Effective Gross Income	$7,841,424	$7,287,384	$7,482,559

Total Expenses	$3,259,316	$2,929,637	$3,253,995

Net Operating Income (NOI)	$4,582,108	$4,357,747	$4,228,564

Cash Flow (CF)	$4,090,624	$4,357,747	$4,228,564

DSCR on NOI	1.84x	1.75x	1.69x

DSCR on CF	1.64x	1.75x	1.69x

Lease Expiration Schedule (Based on Underwritten Rent Roll)

	Number of				Cumulative
	Leases	Expiring	% Total	Cumulative	% Total
Year of Expiration	Expiring	SF	SF	Total SF	SF

2003	6	10,206	2.3%	10,206	2.3%

2004	12	15,753	3.5	25,959	5.8%

2005	8	27,081	6.1	53,040	11.9%

2006	12	27,398	6.1	80,438	18.0%

2007	11	25,443	5.7	105,881	23.7%

2008	7	21,003	4.7	126,884	28.4%

2009	7	18,696	4.2	145,580	32.6%

2010	3	10,089	2.3	155,669	34.8%

2011	12	102,109	22.9	257,778	57.7%

2012	7	16,927	3.8	274,705	61.5%

2013	5	10,891	2.4	285,596	63.9%

2014	2	31,686	7.1	317,282	71.0%

2018	1	84,480	18.9	401,762	89.9%

Vacant		45,074	10.1	446,836	100.0%

Total	93	446,836	100.0%

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-1

The Rogue Valley Mall Loan – Term Sheet Additional Information

-	The Rogue Valley Mall is an anchored, two-level, regional shopping mall with a total of 632,123 gross leasable square feet situated on 51.7 acres of land located in Medford, Jackson County, Oregon. The Mortgaged Property collateral consists of the fee interest in a parcel of land totaling 36.9 acres and all of the mall shop space totaling 247,634 square feet with 91 tenant spaces and two of four anchor spaces totaling 170,625 square feet.

-	The center, with 3,165 parking spaces, was developed in 1986, renovated in 1993 and received $750,000 in capital expenditures in 2002. Expenditures included interior and exterior paint, common area furniture/ seating groups, updated restrooms and hallways, flooring and stone accents.

-	One of the two collateral anchor tenants is an 86,145 square foot J.C. Penney, Inc. store (NYSE: JCP rated BBB– by S&P) with a lease expiring in 2011 with six, 5-year renewal options. The other collateral anchor tenant is an 84,480 square foot Meier & Frank Home Store, The May Department Stores Company (NYSE: MAY rated A by S&P, with a lease expiring in 2018 with five, 5-year renewal options. Leased mall space includes numerous specialty stores and regional and nationally recognized retailers. Tenants include Linens ’n Things, Inc., Fred Meyer Jewelers, Inc., The Gap, Inc. (NYSE: GPS, rated BB+ by S&P), Victoria’s Secret, Bath & Body Works, Inc., Limited Brands, Inc. (NYSE: LTD, rated BBB+ by S&P), The Talbots, Inc. Radio Shack Corporation (NYSE: RSH, rated A– by S&P) and Payless ShoeSource, Inc. (NYSE: PSS, rated BBB– by S&P).

-	The Rogue Valley Mall Loan was established with a Low Liquidity Reserve Account and a Re-Leasing Escrow Account. The Rogue Valley Mall Borrower is required to maintain a total liquidity of not less than $1 million and in the event that the liquidity drops below the limit, all excess revenue after the required payments will be deposited into this low liquidity reserve account until the liquidity returns to $1 million. In addition, upon the occurrence of certain events, if it is determined that the balance in the re-leasing escrow account is less than $350,000 the borrower must deposit a sum sufficient to restore the balance to $350,000.

-	The Mortgaged Property has a hard lockbox with all funds going into the lender controlled account. After all obligations, as dictated in the Loan Agreement, have been met and no event of default or Low Liquidity Event has occurred, the funds are released to the Borrower.

-	The loan was made to Rogue Valley Partners, L.P., (the “Rogue Valley Mall Borrower”) which is a bankruptcy remote, special purpose entity that is restricted by its organizational documents to owning and operating the Rogue Valley Mall Mortgaged Property (as to which borrower’s counsel rendered a non-consolidation opinion at loan closing).

-	The Rogue Valley Mall Borrower, at its sole cost and expense, is required to keep the Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy. The Rogue Valley Mall Borrower may, from time to time, be required to obtain other insurance pursuant to the terms of the loan agreement.

-	Equity ownership in the Rogue Valley Mall Borrower is held by GG & A Rogue Valley, LLC as general partner (1% equity interest). Limited partners include the Borrower Principal, Gregory Greenfield & Associates, Ltd. (“GG&A”), JML Securities and 39 additional limited investor partners. GG&A has primarily specialized in retail properties, having acquired twelve shopping centers, totaling more than 900,000 square feet, on behalf of its investors with an estimated aggregate market value in excess of $250 million.

-	The Mortgaged Property is managed by Jones Lang LaSalle Americas, Inc. which is a full-service real estate services firm currently managing two retail centers in Oregon and 55 in the United States. Square feet under management in the local market totals 1,433,000 and 38,625,100 in the United States.

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-1

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-1

Significant Mortgage Loans

INTERNATIONAL CENTER IV

Cut-off Date Balance	$27,000,000

% of Initial Pool Balance	2.6%

Cut-off Date LTV	62.8%

Maturity Date LTV	57.2%

Underwriting DSCR*	1.26x

Mortgage Rate	7.220%

* DSCR figures based on net cash flow unless otherwise noted.

Loan Information

Original Principal Balance:	$27,000,000

First Payment Date:	June 1, 2001

Term/Amortization:	120/360 months

Interest Only Term:	24 months

Maturity Date:	May 1, 2011

Expected Maturity Balance:	$24,594,525

Borrowing Entity:	International Center Development IV, Ltd.

Interest Calculation:	Actual/360

Call Protection:	Lockout/defeasance: 118 months Open: 2 months

Up-Front Reserves:
Tax Reserve	Yes
Insurance Reserve	Yes

Ongoing Monthly Reserves:
Tax Reserve	Yes
Insurance Reserve	Yes
Replacement Reserve	$2,390

Lockbox:	Springing

Property Information

Property Type:	Office

Property Sub-Type:	Central Business District

Location:	Dallas, TX

Year Built/Renovated:	2000/N/A

Net Rentable Square Feet:	220,661

Cut-off Balance per SF:	$122

Occupancy as of 9/30/02:	99.7%

Ownership Interest:	Fee

Property Management:	Harwood International Incorporated

U/W Net Cash Flow:	$2,772,529

Appraised Value:	$43,000,000

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-1

					Gross	% Gross
	Ratings	Tenant	% Total	Gross	Potential	Potential	Lease
	S&P/Fitch	Total SF	SF	Rent PSF	Rent	Rent	Expiration

Top Tenants†

Centex Service Company	BBB/BBB+	137,484	62.24%	$26.95	$3,705,194	60.13%	12/31/2011

IBM	A+/AA-	22,908	10.37	$34.55	791,471	12.84	10/31/2005

Kirkpatrick & Lockhart	Not Rated	22,908	10.37	$36.16	828,353	13.44	10/31/2012

Perkins & Will	Not Rated	10,371	4.69	$36.91	382,794	6.21	11/30/2011

Totals		193,671	87.67%		$5,707,812	92.63%

†	Information obtained from the updated Underwritten Rent Roll except for Ratings (S&P/Fitch), Reported Sales and unless otherwise stated.

Financial Information

			Annualized
		Full Year	Most Recent
	Underwritten	(12/31/01)	(9/30/02)

Effective Gross Income	$4,932,998	$4,645,026	$5,562,063

Total Expenses	$1,934,706	$2,831,382	$2,799,300

Net Operating Income (NOI)	$2,998,292	$1,813,644	$2,762,763

Cash Flow (CF)	$2,772,529	$1,731,010	$2,739,724

DSCR on NOI	1.36x	0.82x	1.25x

DSCR on CF	1.26x	0.79x	1.24x

Additional Information

-	International Center IV is a 20-story, multi-tenant Class “A” office building with 220,661 net rentable square feet situated on 1.11 acres of land. It is the fourth building to be completed in the International Center Development and is located just north of the Dallas, Texas central business district. Incorporated into the office structure, the first nine floors comprise a parking garage of 763 spaces. The office space is located on floors 10-20, with the ground floor featuring the main entrance lobby and a small retail space. There are ten elevators and a loading dock area.

-	The property is 99.7% occupied as of September 30, 2002. Two major tenants occupy a total of 160,392 square feet (72.6%) and 73.0% of the gross potential revenue. The largest tenant occupying 137,484 square feet is Centex Service Company, a financial services subsidiary of Centex Corporation, the lease guarantor. International Business Machines (IBM) is the second largest tenant leasing 22,908 square feet. This space is currently being sublet to Harwood International for use as their corporate headquarters. IBM remains obligated for payments on its lease.

-	The International Center IV Borrower is required to execute a collateral assignment of any termination penalty paid for early termination of the Centex lease. If Centex exercises its termination option by the 96th month, the termination penalty payable is $320,796. If the termination option is exercised for 100% of the Centex space in the 96th month, the borrower must provide either (1) a letter of credit equal to the difference between $1,650,000 and the termination penalty (difference is estimated at approximately $1.3 million); or (2) a springing lock box to sweep not less than $50,000 of net cash flow until the letter of credit is issued or $1,650,000 has been credited into the tenant improvement and leasing commission escrow account.

-	International Center Development IV, Ltd., (the “International Center IV Borrower”), is a bankruptcy remote, special purpose entity which is restricted to owning and operating the International Center IV Property (as to which borrower’s counsel rendered a non-consolidation opinion at loan closing).

-	The International Center IV Borrower, at its sole cost and expense, is required to keep the Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy. The International Center Borrower may, from time to time, be required to obtain other insurance pursuant to the terms of the loan agreement.

-	Equity ownership in the International Center Borrower is held by IC4, Inc. (1%), Harwood Hunt, Inc. (14.3%) and Nuernberger International Center Realty, L.P. (84.7%). The borrower principal, IC4, Inc. Nuernberger International Center Realty, L.P., is affiliated with Nuernberger Lebensversicherung AG, a German insurance conglomerate.

-	The Mortgaged Property is managed by Harwood International Incorporated which was founded in 1988 by J. Gabriel Barbier-Mueller. The firm is headquartered in Dallas, Texas and is involved in the Dallas area real estate market. The firm offers a variety of commercial real estate services and developed phases I, II, and III in the International Center Development.

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-1

International Center IV
Office Building
2828 North Harwood St.
Dallas, TX 75201
Lewisville
Plano
Carrollton
Coppell
Richardson
Grapevine
Garland
Irving
DALLAS
Mesquite
Grand Prairie
Cockrell Hill
Hutchins
De Soto
Lancaster
Wilmer
Glenn Heights
Ferris

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-1

Significant Mortgage Loans

MONTOUR CHURCH PLACE AT THE POINTE SHOPPING CENTER

Cut-off Date Balance	$26,835,479

% of Initial Pool Balance	2.6%

Cut-off Date LTV	78.9%

Maturity Date LTV	69.4%

Underwriting DSCR*	1.28x

Mortgage Rate	7.000%
*DSCR figures based on net cash flow unless otherwise noted.

Loan Information

Original Principal Balance:	$27,000,000

First Payment Date:	September 1, 2002

Term/Amortization:	120/360 months

Maturity Date:	August 1, 2012

Expected Maturity Balance:	$23,588,535

Borrowing Entity:	Montour Place, LLC and Mc/Montour Associates Limited Partnership

Interest Calculation:	Actual/360

Call Protection:	Lockout/defeasance: 118 months Open: 2 months

Up-Front Reserves:
Tax Reserve	Yes
Replacement Reserve	$35,209

Ongoing Monthly Reserves:
Tax Reserve	Yes

Lockbox:	Hard

Property Information

Property Type:	Retail

Property Sub-Type:	Anchored

Location:	Pittsburgh, PA

Year Built/Renovated:	2002/N/A

Net Rentable Square Feet:	187,778

Cut-off Balance per SF:	$143

Occupancy as of 12/2/02:	100.0%

Ownership Interest:	Leasehold and Fee

Property Management:	Montour Church Road Limited Partnership

U/W Net Cash Flow:	$2,749,193

Appraised Value:	$34,000,000

					Gross	% Gross
	Ratings	Tenant	% Total	Gross	Potential	Potential	Lease
	S&P/Fitch	Total SF	SF	Rent PSF	Rent	Rent	Expiration

Top Tenants†

Lowe’s Home Centers	A/A	135,197	72.00%	$12.89	$1,742,419	48.91%	8/31/2021

Scoglio’s Restaurant	Not Rated	10,722	5.71	$22.89	245,405	6.89	5/31/2011

Pier 1	BBB-/Not Rated	9,498	5.06	$26.34	250,196	7.02	3/31/2011

Rack Room Shoes	Not Rated	7,009	3.73	$23.89	167,431	4.70	8/31/2006

Totals		162,426	86.50%		$2,405,451	67.52%

†	Information obtained from Underwritten Rent Roll except for Ratings (S&P/Fitch), Reported Sales and unless otherwise stated. Credit Ratings are those of the parent whether or not the parent guarantees the lease.

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-1

Financial Information

			Annualized
		Full Year	Most Recent
	Underwritten	(12/31/01)	(9/30/02)

Effective Gross Income	$3,494,750	$1,418,706	$2,971,385

Total Expenses	$691,225	$143,148	$322,556

Net Operating Income (NOI)	$2,803,525	$1,275,558	$2,648,829

Cash Flow (CF)	$2,749,193	$1,275,558	$2,648,829

DSCR on NOI	1.30x	0.59x	1.23x

DSCR on CF	1.28x	0.59x	1.23x

Additional Information

-	The Montour Church Place at The Pointe Shopping Center is situated on a parcel of land totaling approximately 25.70 acres located in Pittsburgh, Pennsylvania. The Mortgaged Property consists of five single-story buildings with 187,778 net rentable square feet, three ground-leased pad sites, a free-standing Sterling/Jared’s Jeweler with a total of 1,190 parking spaces. The Mortgaged Property is part of a larger retail development known as The Pointe at North Fayette which includes a Wal-Mart Superstore, Sam’s Club, Home Depot, and Target Superstore.

-	The Mortgaged Property has fourteen tenants, including the Lowe’s Home Center anchor, and is 100% occupied. Lowe’s Home Center, the anchor tenant, occupies a total of 135,197 square feet (72.0%) and contributes a total of 48.9% of the revenue. Lowe’s 20-year lease expires in 2021 with two 5-year renewal options at slightly increased base rents and remains obligated for future rent payments through its lease expiration.

-	The majority of the subject center’s tenancy consists of credit or nationally-recognized tenants including Lowe’s Companies, Inc. (NYSE: LOW, rated A by S&P), Pier I Imports, Inc. (NYSE: PIR, rated BBB– by S&P), Sterling Jewelers, Sprint FON Group (NYSE: FON, rated BBB– by S&P). The three ground leased pad sites are occupied by restaurants: McDonald’s (NYSE: MCD, rated A+ by S&P), Boston Market and Cracker Barrel.

-	In lieu of escrowing monthly replacement reserves throughout the term, the borrower provided a single upfront reserve escrow equal to $35,209 and has agreed to perform all repairs on their own over the term in compliance with the engineer’s repair schedule.

-	The loan was made to Montour Place, LLC and Mc/Montour Associates Limited Partnership (collectively, the “Montour Church Place Borrower”), both of which are bankruptcy remote, special purpose entities with an independent director (as to which borrower’s counsel rendered a non-consolidation opinion at loan closing). Both borrowing entities are wholly owned by the McHolme family through family trusts and the borrower principals, Dean and Norman McHolme. The borrower principals own approximately 12.25% of each Co-Borrowing entity.

-	The loan is secured by a mortgage on 8 parcels of land. One parcel, the Lowe’s parcel, is owned by Mc/Montour Associates Limited Partnership and is ground leased. The remaining 7 parcels are owned in fee by Montour Church Road Limited Partnership and subject to a ground lease between Montour Church Road Limited Partnership, as ground lessor, and Montour Place, LLC, as ground lessee. The ground lease is structured with a 29.5-yr lease term between Montour Church Road, LP as fee owner/ lessor and Montour Church, LLC, as leasehold owner/ lessee. The subject legal borrower arrangement still effectively maintains a first lien position.

-	The Montour Church Place Borrower, at its sole cost and expense, is required to keep the Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy. The Montour Church Place Borrower may, from time to time, be required to obtain other insurance pursuant to the terms of the loan agreement.

-	The Montour Church Place Borrower is prohibited from incurring any additional debt, secured or unsecured, except for events subject to certain conditions set forth in the loan documents.

-	The Mortgaged Property is managed by Montour Church Road Limited Partnership which is co-managed by the managing partners of the co-borrowing entities. They have been in business for 42 years and currently manage over 500,000 square feet of retail space.

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-1

FRANKLIN PARK
McCANDLESS
EDGEWORTH
SEWICKLEY HEIGHTS
HAYSVILLE
GLENFIELD
CORAOPOLIS
EMSWORTH
BEN AVON
EVERGREEN
ETNA
MILLVALE
McKEES ROCKS
IMPERIAL
THORNBURG
CRAFTON
PENNSBURY VILLAGE
PITTSBURGH
MT OLIVER
CARNEGIE
HEIDELBERG
DORMONT
BRENTWOOD
CASTLE SHANNON
WHITEHALL
BRIDGEVILLE
PLEASANT HILLS
BETHEL PARK
Montour Church Place at
The Pointe Shopping Center
Summit Park Dr., McHolme Dr. & Davis Blvd.
Pittsburgh, PA 15275

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-1

Significant Mortgage Loans

HUNTINGTON OAKS SHOPPING CENTER

Cut-off Date Balance	$26,583,905

% of Initial Pool Balance	2.6%

Cut-off Date LTV	73.2%

Maturity Date LTV	65.3%

Underwriting DSCR*	1.25x

Mortgage Rate	7.510%
* DSCR figures based on net cash flow unless otherwise noted.

Loan Information

Original Principal Balance:	$26,780,000

First Payment Date:	June 1, 2002

Term/Amortization:	120/360 months

Maturity Date:	May 1, 2012

Expected Maturity Balance:	$23,712,696

Borrowing Entity:	Huntington Oaks Delaware Partners, LLC

Interest Calculation:	Actual/360

Call Protection:	Lockout/defeasance: 117 months Open: 3 months

Up-Front Reserves:
Tax and Insurance Reserve	Yes
Other Reserve	$488,226

Ongoing Monthly Reserves:
Tax and Insurance Reserve	Yes
Other Reserve	$52,899
Replacement Reserve	$2,736

Lockbox:	Hard

Property Information

Property Type:	Retail

Property Sub-Type:	Anchored

Location:	Monrovia, CA

Year Built/Renovated:	1982/2001

Net Rentable Square Feet:	251,541

Cut-off Balance per SF:	$106

Occupancy as of 12/31/02:	95.1%

Ownership Interest:	Leasehold and Fee

Property Management:	Bend Management, Inc.

U/W Net Cash Flow:	$2,811,509

Appraised Value:	$36,300,000

					Gross	% Gross		2002
	Ratings	Tenant	% Total	Gross	Potential	Potential	Lease	Reported
	S&P/Fitch	Total SF	SF	Rent PSF	Rent	Rent	Expiration	Sales/SF

Top Tenants†

Toys R Us	BBB-/BBB-	42,815	16.96%	$12.26	$524,883	10.25%	1/31/2018	$243

Marshall’s	A/Not Rated	37,966	15.04	$16.35	620,561	12.12	7/25/2004	$184

Bed Bath & Beyond	BBB-/Not Rated	30,000	11.88	$17.96	538,729	10.52	1/1/2017	NAV

Chuck E. Cheese	Not Rated	13,437	5.32	$16.71	224,497	4.38	5/31/2011	$139

Totals		124,218	49.19%		$1,908,670	37.27%

†	Information obtained from Underwritten Rent Roll except for Ratings (S&P/Fitch), Reported Sales and unless otherwise stated. Credit Ratings are those of the parent company whether or not the parent guarantees the lease.

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-1

Financial Information

			Most Recent
			Full Year
	Underwritten	Full Year (12/31/01)	(12/31/02)

Effective Gross Income	$4,849,232	$5,093,070	$4,664,774

Total Expenses	$1,909,976	$1,521,960	$1,054,449

Net Operating Income (NOI)	$2,939,256	$3,571,110	$3,610,325

Cash Flow (CF)	$2,811,509	$2,520,516	$3,329,733

DSCR on NOI	1.31x	1.59x	1.61x

DSCR on CF	1.25x	1.12x	1.48x

Additional Information

-	Huntington Oaks Shopping Center is a 16 building multi-tenant retail center located in the northwest portion of the San Gabriel Valley in Monrovia, California. The property includes 252,541 net rentable square feet and is situated on approximately 20.0 acres with 1,656 parking spaces. The property was constructed in 1982 and renovated in 2001.

-	Five anchor tenants that occupy 52.8% of the total space and account for approximately 40% of the income. Anchor tenants at the site include Toys “R” Us, Inc. (NYSE: TOY rated BBB- by S&P), Marshall’s (rated A by S&P), Bed Bath & Beyond, Inc. (NASDAQ: BBBY rated BBB- by S&P), Chuck E. Cheese, and Trader Joe’s Market. Six pad sites are part of property located along Huntington Drive and at the corner of Huntington Drive and Monterey Avenue. Each pad site is improved with a restaurant facility (Acapulco, Chili’s, Black Angus, Mimi’s, Applebee’s and Spire’s). The pad sites occupy 17.1% of the total space and account for 24.3% of the income. Pad sites are spread out along Huntington Drive with in-line retail buildings spread out behind the pad sites. The property also includes a 75,825 square foot Mervyn’s department store as the shadow anchor.

-	As of December 31, 2002, the occupancy rate for Huntington Oaks Shopping Center was 95.1%. Approximately 15 of the tenants have been at the center for over eight years and nine of the tenants have been at the center since the 1980’s. Toys R Us and Bed Bath & Beyond all have leases that expire past the loan term, while Marshall’s and Trader Joe’s have numerous five year renewal options that extend past the loan term

-	The ownership rights of Huntington Oaks Shopping Center are divided among three separate owners, the subject ownership, Mervyn’s and the Monrovia Redevelopment Agency (MRA). Mervyn’s owns their own building, the land underneath, and a portion of the parking area. Mervyn’s is subject to a REA and a continuous operating covenant that has a remaining balance of approximately 10 years. The subject ownership owns the remaining buildings and the land underneath those buildings. The MRA owns the rest of the shopping center parking area not owned by Mervyn’s. The borrower has the option to acquire the parking facilities and the fee interest from the Monrovia Redevelopment Agency (MRA) at the expiration of the lease/sublease (April 2013) for $1.00.

-	At closing the borrower established a Ground Rent Account into which $52,899 is deposited on each scheduled payment date for the Ground Lease payments.

-	The Huntington Oaks Borrower is prohibited from incurring any additional debt, secured or unsecured, except for events subject to certain conditions set forth in the loan documents.

-	Huntington Oaks Delaware Partners, LLC, the borrower, is a California limited liability company which is a bankruptcy remote, single purpose entity (as to which borrower’s counsel rendered a non-consolidation opinion at loan closing).

-	The Mortgaged Property is currently managed by Bend Management, Inc., which was formed in 1995 by Stanley W. Gribble (who is the Borrower Principal) to manage his office and retail properties. Bend Management only manages properties owned by Stanley W. Gribble and currently manages 1,046,620sf of space.

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-1

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-1

Significant Mortgage Loans

ASHBY CROSSING APARTMENTS

Cut-off Date Balance	$25,940,900

% of Initial Pool Balance	2.5%

Cut-off Date LTV	79.8%

Maturity Date LTV	67.4%

Underwriting DSCR*	1.47x

Mortgage Rate	5.700%
*DSCR figures based on net cash flow unless otherwise noted.

Loan Information

Original Principal Balance:	$26,000,000

First Payment Date:	March 1, 2003

Term/Amortization:	120/360 months

Maturity Date:	February 1, 2013

Expected Maturity Balance:	$21,893,907

Borrowing Entity:	River Crossing Partners, L.P.

Interest Calculation:	Actual/360

Call Protection:	Lockout/defeasance: 118 months Open: 2 months

Up-Front Reserves:
Tax Reserve	Yes
Insurance Reserve	Yes
Immediate Repair Reserve	$253,125

Ongoing Monthly Reserves:
Tax Reserve	Yes
Insurance Reserve	Yes
Replacement Reserve(1)	$10,080

Lockbox:	No

Property Information

Property Type:	Multifamily

Property Sub-Type:	Student

Location:	Harrisonburg, VA

Year Built:	1989

Units:	288

Cut-off Balance per Unit:	$90,073

Occupancy as of 12/17/02:	98.8%

Ownership Interest:	Fee

Property Management:	River Asset Management Company, Inc.

U/W Net Cash Flow:	$2,654,412

Appraised Value:	$32,500,000

4 Bedroom

Number of Units	288

Average Rent	$1,282

Average Unit Size (SF)	1,170

(1)	The Replacement Reserves collected annually will be $420 per unit in years one to four and $516 thereafter.

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-1

Financial Information

			Annualized
		Full Year	Most Recent
	Underwritten	(12/31/01)	(3/31/02)

Effective Gross Income	$4,372,534	$4,527,997	$4,486,384

Total Expenses	$1,578,730	$1,451,378	$1,500,168

Net Operating Income (NOI)	$2,793,804	$3,076,619	$2,986,216

Cash Flow (CF)	$2,654,412	$2,961,419	$2,871,016

DSCR on NOI	1.54x	1.70x	1.65x

DSCR on CF	1.47x	1.64x	1.59x

Additional Information

-	Ashby Crossing Apartments is a 288 unit (1,152-bedroom), student housing facility consisting of 336,864 net rentable square feet. The Mortgaged Property is situated in Harrisonburg, Virginia on 23.6 acres of land with 1,013 open parking spaces. The Mortgaged Property consists of 24 three-story apartment buildings plus a student services center and clubhouse/leasing office building. The project was constructed in phases with Phase I starting in 1989 and finishing with Phase II in 1997.

-	The complex is largely occupied by students attending James Madison University and Blue Ridge Community College. Leases are on a per-bedroom 12 month basis with parental guarantees. The Mortgaged Property is in a predominately residential neighborhood with minimal commercial development. The Mortgaged Property is 98.8% occupied as of 12/17/02.

-	Most units are furnished with double beds, chests, desk, chair, night stands, dining table with 4 chairs, sofa, club chair TV stand and end tables. Appliances usually include refrigerator, dishwasher, oven, microwave, garbage disposal, full size washer and dryer, high speed internet access, cable TV and a private balcony or patio areas. Common area amenities include a swimming pool, hot tub, basketball, tennis/volleyball courts, fitness center, student services center with computers, copier, fax, and a clubhouse/leasing office with big screen TV and pool tables.

-	The Mortgaged Property is underwritten with replacement reserves of $139,392 or $484 per unit, based on the engineer’s average projected replacements for the ten year loan term plus two years. Actual annual reserves will be $420 per unit in years one to four and $516 per unit thereafter.

-	The Ashby Crossing Apartments Borrower, at its sole cost and expense, is required to keep the Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy. The Ashby Crossing Apartments Borrower is required to use commercially reasonable efforts, consistent with those of prudent owners of institutional quality commercial real estate, to maintain insurance coverage against losses resulting from acts of terrorism.

-	The Borrower, River Crossing Partners, L.P., a single asset, single purpose entity with an independent director (as to which borrower’s counsel rendered a non-consolidation opinion).

-	The Borrower, River Crossing Partners, L.P., is 99% owned by River Crossing REIT, Inc. as limited partner and 1% owned by River Crossing Partners, Inc. as General Partner. The initial preferred shareholders in River Crossing REIT are Gordon Interests, LLC, which is 100% owned by William J. Gordon, Borrower Principal, and Hamner Investment, Ltd., which is owned by various members of the Gordons’ family. The General Partner, River Crossing Partners, Inc. is also 100% owned by William J. Gordon.

-	The Ashby Crossing Apartments Borrower is prohibited from incurring any additional debt, secured or unsecured, except for events subject to certain conditions set forth in the loan documents.

-	River Asset Management Company, Inc., the property manager and affiliate of the borrower principal, William Gordon, has been in business for 14 years and was formed specifically to manage multifamily properties owned by Mr. Gordon. River Asset Management Company currently manages seven multifamily properties totaling 1,675 units with one conventional property of 150 units in the local market. The on-site property manager has over 15 years multifamily management experience in the local market.

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-1

Zirkle
Melrose
Park View
HARRISONBURG
James Madison University
University Blvd
Dry Fork
Blacks Run
Dayton
Keezletown
Massanetta Springs
Peales Crossroads
Penn Laird
Pleasant Valley
Lake Shenandoah
Ashby Crossing Apartments
1191 Devon Lane
Harrisonburg, VA 22801

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-1

Additional Mortgage Loan Information

-	General. For a detailed presentation of certain characteristics of the Mortgage Loans and Mortgaged Properties, on an individual basis and in tabular format, see Annex A to the prospectus supplement. See Annex B Multifamily Schedule to the prospectus supplement for certain information regarding multifamily Mortgaged Properties. See Annex B Capital Improvement, Replacement Reserve and Escrow Accounts to the prospectus supplement for certain information with respect to capital improvement, replacement and tenant improvement reserves.

-	Cross-Collateralized and Cross-Defaulted Mortgage Loans. One set of the Mortgage Loans contains Mortgage Loans (the “Cross-Collateralized Mortgage Loans”) that are, solely as among such Mortgage Loans in such particular set, cross-defaulted and cross-collateralized with each other. This set represents 0.5% of the Initial Pool Balance. Each of the Cross-Collateralized Mortgage Loans is evidenced by a separate Mortgage Note and secured by a separate Mortgage, which Mortgage or separate cross-collateralization agreement, which may include a subordinate mortgage as the case may be, contains provisions creating the relevant partial cross- collateralization and partial cross-default arrangements.

-	Ground Leases. Eight Mortgaged Properties, which represent approximately 12.1% of the Initial Pool Balance, are, in each such case, secured, in whole or in part, by a Mortgage on the applicable borrower’s leasehold interest in the related Mortgaged Property. Generally, either (i) the ground lessor has subordinated its interest in the related Mortgaged Property to the interest of the holder of the related Mortgage Loan or (ii) the ground lessor has agreed to give the holder of the Mortgage Loan notice of, and has granted such holder the right to cure, any default or breach by the lessee.

-	Subordinate Financing. The Mortgage Loans generally either prohibit the related borrower from encumbering the Mortgaged Property with additional secured debt or require the consent of the holder of the first lien prior to encumbering such property. One Mortgage Loan representing 2.0% of the Initial Pool Balance has existing unsecured debt. One Mortgage Loan, representing 0.4% of the Initial Pool Balance, permits additional unsecured debt under certain circumstances. In addition, we are aware that nine of the Mortgaged Properties relating to the Mortgage Loans, representing 29.8% of the Initial Pool Balance, has existing secured debt. With respect to two Mortgage Loans representing 1.7% of the Initial Pool Balance the owners of the related borrower have a contingent reimbursement obligation with respect to an undrawn letter of credit payable to unrelated third parties. Seven of the Mortgage Loans, representing 7.9% of the Initial Pool Balance, provide that the members of the borrower have the right to incur mezzanine debt under specified circumstances set forth in the related loan documents. The borrowers under two of the Mortgage Loans which represent approximately 5.1% of the Initial Pool Balance have existing mezzanine debt. See “Risk Factors — Risks Related to the Mortgage Loans — Subordinate Financing May Make Recovery Difficult in the Event of Loss” of the prospectus supplement.

NOTES

This material is for your private information and none of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.